1



                          WINSTAR COMMUNICATIONS, INC.

                    CERTIFICATE OF DESIGNATION OF THE POWERS,
              PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL AND
           OTHER SPECIAL RIGHTS OF SERIES C 14 1/4% SENIOR CUMULATIVE
           EXCHANGEABLE PREFERRED STOCK DUE 2007 AND QUALIFICATIONS,
                      LIMITATIONS AND RESTRICTIONS THEREOF



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                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware
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                  WinStar  Communications,  Inc. (the "Company"),  a corporation organized  and  existing  under  the  General  Corporation  Law of the  State of
Delaware, does hereby certify that pursuant to authority conferred upon the board of directors of the Company (the "Board of Directors") by its Restated
Certificate  of  Incorporation   (hereinafter   referred  to  as  the  "Restated
Certificate of Incorporation"), and pursuant to the provisions of Sections 141(c)(2) and 151 of the General Corporation Law of the State of Delaware, said Board of Directors is authorized to issue Preferred Stock of the Company in one or more series and has duly approved and adopted the following resolution on December 16, 1997 (the "Resolution"):

                  RESOLVED that, pursuant to the authority vested in the Board of Directors by its Restated Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock Due 2007, par value $.01 per share, with an Initial Liquidation Preference of $1,000 per share, initially consisting of up to 350,000 shares (the "Exchangeable Preferred Stock") having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Restated Certificate of Incorporation and in this Resolution as follows:

                  (a) Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Company a series of Preferred Stock designated as the "Series C 14 1/4% Senior Exchangeable Preferred Stock Due 2007" (the "Exchangeable Preferred Stock"). The number of shares constituting the Exchangeable Preferred Stock shall be 350,000 of which 175,000 shares (the "Initial Exchangeable Preferred Stock") shall be issuable initially


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                                                                           2

and of which 175,000 shares (the "Registerable Exchangeable Preferred Stock") shall be issuable in exchange for the Initial Exchangeable Preferred Stock pursuant to the Registration Rights Agreement. The Initial Exchangeable Preferred Stock and the Registerable Exchangeable Preferred Stock are referred to collectively as the "Exchangeable Preferred Stock".

                  (b) Rank. The Exchangeable Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank
(i) senior to all classes of Common Stock of the Company and to the Company's 6% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and to each other class of Capital Stock of the Company or series of Preferred Stock of the Company established hereafter by the Board of Directors of the Company, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Exchangeable Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively referred to, together with all classes of Common Stock of the Company, as "Junior Stock"); (ii) on a parity with each class of Capital Stock of the Company or series of Preferred Stock of the Company established hereafter by the Board of Directors of the Company, the terms of which expressly provide that such class or series will rank on a parity with the Exchangeable Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Stock"); and (iii) junior to each class of Capital Stock of the Company or series of Preferred Stock of the Company established hereafter by the Board of Directors of the Company, the terms of which expressly provide that such class or series will rank senior to the Exchangeable Preferred Stock as to dividend rights or rights on liquidation, winding-up and dissolution of the Company (collectively referred to as "Senior Stock"). All claims of the holders of the Exchangeable Preferred Stock, including claims with respect to dividend payments, redemption payments, mandatory repurchase payments or rights upon liquidation, winding-up or dissolution, shall rank junior to the claims of the holders of any debt of the Company and all other creditors of the Company.

                  (c) Dividends. (i) The Exchangeable Preferred Stock will accumulate cumulative preferential dividends from the Issue Date of the Exchangeable Preferred Stock accruing at the rate of 14 1/4% per annum of the Accumulated Amount with respect to the Exchangeable Preferred Stock, compounded


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                                                                            3

semiannually on each SemiAnnual Dividend Accrual Date, but, except as provided for below, dividends on the Exchangeable Preferred Stock will not be payable in cash. Notwithstanding anything herein to the contrary, if the Specified Debt Satisfaction Date shall not have occurred before December 15, 2002, the rate otherwise applicable to the Exchangeable Preferred Stock shall be increased by 150 basis points from December 15, 2002, until the Dividend Payment Date falling on or after the Specified Debt Satisfaction Date.

                  In addition to the dividends described in the preceding paragraph, the Exchangeable Preferred Stock will accumulate additional dividends (the "Additional Dividends") as follows if any of the following events occur (each such event in clauses (A), (B) and (C) below being herein called a "Registration Default"): (A) if by February 5, 1998, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the SEC; (B) if by June 20, 1998, neither the Registered Exchange Offer is consummated nor the Shelf Registration Statement declared effective by the SEC; or (C) if after June 20, 1998, and after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or such Registration Statement or the related prospectus ceases to be usable (in each case except as permitted below) in connection with resales of Exchangeable Preferred Stock in accordance with and during the periods specified in the Registration Rights Agreement. Additional Dividends shall accrue on the shares of Exchangeable Preferred Stock from and including the date on which any such Registration Default shall occur, to but excluding the date on which all such Registration Defaults have been cured, at a rate of .50% per annum of the Accumulated Amount of such Exchangeable Preferred Stock.

                  A Registration  Default referred to in clause (C) of paragraph
(c)(i) shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in the Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company proceeds promptly and in good faith to amend or supplement the Registration Statement and related prospectus to describe such events unless the Company has determined in good faith that there are material legal or commercial impediments in doing so; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 45 days, Additional Dividends shall be payable in accordance with the immediately preceding paragraphs of this paragraph (c)(i) from the day such Registration Default initially occurs until such Registration Default is cured.

                  Any amounts of  Additional  Dividends  due pursuant to clauses
(A), (B) or (C) of this paragraph (c)(i) or pursuant to the proviso contained in the preceding sentence will be payable on the regular dividend payment dates with respect to the Exchangeable Preferred Stock and will accrue and compound and be payable on the same terms and conditions and subject to the same limitations as pertain at such time for the payment of regular dividends. The amount of Additional Dividends for each share of Exchangeable Preferred Stock will be determined by multiplying the Additional Dividends rate by the Accumulated Amount with respect to such share, multiplied by a fraction, the numerator of which is the number of days such Additional Dividend rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

                  (ii) All dividends on the Exchangeable Preferred Stock, including Additional Dividends, to the extent accrued, shall be cumulative on a daily basis. Until such time as the Accumulated Amount becomes a fixed and final amount pursuant to the first proviso to the definition of "Accumulated Amount", the dividends accruing on the Exchangeable Preferred Stock will be deemed paid by the periodic adjustments provided for in such definition. Commencing on the first June 15 or December 15 (each, a "Dividend Payment Date") which is at least six months after the later of December 15, 2002 and the Specified Debt Satisfaction Date (the "Cash Payment Date"), regular dividends will be payable in cash in respect of the Exchangeable Preferred Stock at a rate per annum equal to 14 1/4% of the Accumulated Amount as of the Dividend Payment Date preceding the Cash Payment Date. Thereafter, dividends on the Exchangeable Preferred Stock will be payable semiannually in arrears on each Dividend Payment Date or, if any such date is not a Business Day, on the next succeeding Business Day, to the holders of record of the Exchangeable Preferred Stock as of the next preceding June 1 and December 1. All cash dividends are payable when, as and if declared by the Board of Directors out of funds legally available therefor.

                  (iii) All dividends paid with respect to shares of the Exchangeable Preferred Stock pursuant to this paragraph (c) shall be paid pro rata to the holders entitled thereto.

                  (iv) No dividend may be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Exchangeable Preferred Stock with respect to any Dividend Period unless all dividends for all preceding Dividend Periods have been declared and paid or declared and a sufficient sum set apart for the payment of such dividend, upon all outstanding shares of Exchangeable Preferred Stock.

                  (v) The Company will not (A) declare, pay or set apart funds for the payment of any dividend or other distribution with respect to any Junior Stock or (B) redeem, purchase or otherwise acquire for consideration any Junior Stock through a sinking fund or otherwise, unless (1) all accrued and unpaid dividends with respect to the Exchangeable Preferred Stock and any Parity Stock at the time such dividends are payable have been paid or funds have been set apart for payment of such dividends and (2) sufficient funds have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Exchangeable Preferred Stock and any Parity Stock. No dividend may be declared or paid or set apart for the payment of dividends by the Company on any Parity Stock for any period unless full cumulative dividends in respect of each Dividend Period ending on or before such period shall have been or contemporaneously are declared and paid (or are deemed declared and paid) in full or declared and, if payable in cash, a sum in cash sufficient for such payment set apart for such payment on the Exchangeable Preferred Stock; provided, however, that if accrued dividends on the Exchangeable Preferred Stock for all prior Dividend Periods have not been paid in full then any dividend declared on the Exchangeable Preferred Stock for any Dividend Period and on any Parity Stock will be declared ratably in proportion to accrued and unpaid dividends on the Exchangeable Preferred Stock and such Parity Stock.

                  (vi) Notwithstanding anything herein to the contrary, the Company may declare and pay dividends on Parity Stock or Junior Stock which are payable solely in additional shares of or by the increase in the liquidation value of Parity Stock or Junior Stock, as applicable, or repurchase, redeem or otherwise acquire Junior Stock in exchange for Junior Stock and Parity Stock in exchange for Parity Stock or Junior Stock.

                  (vii) Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not more than 45 days prior to the payment thereof, as may be fixed by the Board of Directors of the Company.

                  (viii) Dividends payable on the Exchangeable Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  (d) Liquidation Preference. (i) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Exchangeable Preferred Stock will be entitled to be paid, out of the assets of the Company available for distribution to its stockholders, the Liquidation Preference of the outstanding shares of Exchangeable Preferred Stock, plus, without duplication, an amount in cash equal to all accumulated and unpaid dividends (whether or not earned or declared and including Additional Dividends, if any,) thereon to the date fixed for liquidation, dissolution or winding-up (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for liquidation, dissolution or winding-up that would have been payable had the Exchangeable Preferred Stock been the subject of a redemption pursuant to paragraph (e) on such date) before any distribution is made on any Junior Stock. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Exchangeable Preferred Stock and all Parity Stock are not paid in full, the Exchangeable Preferred Stock and the Parity Stock will share equally and ratably (in proportion to the respective amounts that would be payable on such shares of Exchangeable Preferred Stock and the Parity Stock, respectively, if all amounts payable thereon had been paid in full) in any distribution of assets of the Company to which each is entitled. After payment of the full amount of the Liquidation Preference of the outstanding shares of Exchangeable Preferred Stock (and, if applicable, an amount equal to a prorated dividend), the holders of shares of Exchangeable Preferred Stock will not be entitled to any further participation in any distribution of assets of the Company.

                  (ii) For the purposes of this paragraph (d), neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation or merger of the Company with


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                                                                          7

or into one or more other entities shall be deemed to be a liquidation, dissolution or winding-up of the Company.

                  (e) Redemption. (i) Optional Redemption. (A) The Exchangeable Preferred Stock shall not be redeemable at the option of the Company prior to December 15, 2002. On or after December 15, 2002, each share of the Exchangeable Preferred Stock may be redeemed (subject to the legal availability of funds therefor) at any time, in whole or in part, at the option of the Company, at the redemption prices (expressed as a percentage of the Accumulated Amount of such share) set forth below, plus, without duplication, accumulated and unpaid dividends to the date fixed for redemption (the "Optional Redemption Date") (including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Optional Redemption Date) (the "Optional Redemption Price"), of such Accumulated Amount if redeemed during the 12-month period beginning December 15 of each of the years set forth below:


Year in which redemption                                    Percentage
occurs
--------------------------                                  -----------

2002..................................................       107.125%
2003..................................................       105.344%
2004..................................................       103.563%
2005..................................................       101.781%
2006 and thereafter...................................       100.000%



                  (B) In the event of a redemption of only a portion of the then outstanding shares of Exchangeable Preferred Stock, the Company shall effect such redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Exchangeable Preferred Stock is listed, or if the Exchangeable Preferred Stock is not listed on a national securities exchange, on a pro rata basis, by lot or such other method as the Company, in its sole discretion, shall deem fair and appropriate; provided, however, that the Company may redeem all of the shares held by holders of fewer than 100 shares (or all of the shares held by holders who would hold less than 100 shares as a result of such redemption), as may be determined by the Company.

                  (ii) Mandatory Redemption. Each share of the Exchangeable Preferred Stock (if not earlier redeemed) shall be subject to mandatory redemption in whole (to the extent of lawfully available funds therefor) on December 15, 2007 (the "Mandatory Redemption Date") at a price equal to 100%


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                                                                            8

of the Liquidation Preference of such share, plus, without duplication, all accumulated and unpaid dividends thereon (including an amount in cash equal to a prorated dividend thereon from the immediately preceding Dividend Payment Date to the Mandatory Redemption Date), if any, to the Mandatory Redemption Date (the "Mandatory Redemption Price").

                  The Company shall take all actions required or permitted by Delaware law to permit the redemption described in this paragraph (e)(ii).

                  (iii) Procedure for Redemption. (A) On and after the Optional Redemption Date or the Mandatory Redemption Date, as the case may be (the "Redemption Date"), unless the Company defaults in the payment of the applicable redemption price, dividends will cease to accumulate on shares of Exchangeable Preferred Stock called for redemption and all rights of holders of such shares will terminate except for the right to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, without interest; provided, however, that if a notice of redemption shall have been given as provided in subparagraph (iii)(B) and the funds necessary for redemption (including an amount in respect of all dividends that will accrue to the Redemption Date) shall have been segregated and irrevocably set apart by the Company, in trust for the benefit of the holders of the shares called for redemption, then dividends shall cease to accumulate on the Redemption Date on the shares to be redeemed and, at the close of business on the day on which such funds are segregated and set apart, the holders of the shares to be redeemed shall, with respect to the shares to be redeemed, cease to be stockholders of the Company and shall be entitled only to receive the Optional Redemption Price or the Mandatory Redemption Price, as the case may be, for such shares without interest from the Redemption Date.

                  (B) With respect to a redemption pursuant to paragraph (e)(i) or (e)(ii), the Company will send a written notice of redemption by first class mail to each holder of record of shares of Exchangeable Preferred Stock, not fewer than 30 days nor more than 60 days prior to the Redemption Date at its registered address (the "Redemption Notice"); provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Exchangeable Preferred Stock to be redeemed except as to the holder or holders to whom the Company has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state:

                  (1) whether the redemption is pursuant to paragraph (e)(i) or (e)(ii) hereof;

                  (2) the Optional Redemption Price or the Mandatory Redemption Price, as the case may be;

                  (3) whether all or less than all the outstanding shares of the Exchangeable Preferred Stock are to be redeemed and the total number of shares of the Exchangeable Preferred Stock being redeemed;

                  (4) the Redemption Date;

                  (5) that the holder is to surrender to the Company, in the manner, at the place or places and at the price designated, his certificate or certificates representing the shares of Exchangeable Preferred Stock to be redeemed; and

                  (6) that dividends on the shares of the Exchangeable Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Company defaults in the payment of the Optional Redemption Price or the Mandatory Redemption Price, as the case may be.

                  (C) Each holder of Exchangeable Preferred Stock shall surrender the certificate or certificates representing such shares of Exchangeable Preferred Stock to the Company, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Optional Redemption Price or Mandatory Redemption Price, as the case may be, for such shares shall be payable in cash to the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                  (f) Voting Rights. (i) The holders of Exchangeable Preferred Stock, except as otherwise required under Delaware law or as set forth in paragraphs (ii) and (iii) below, shall not be entitled to vote on any matter required or permitted to be voted upon by the stockholders of the Company.



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                                                                          10

                  (ii) (A) If (1) dividends on the Exchangeable Preferred Stock are in arrears and unpaid for six or more Dividend Periods (whether or not consecutive) (a "Dividend Default"); (2) the Company fails to redeem the Exchangeable Preferred Stock on December 15, 2007, or fails to otherwise discharge any redemption obligation with respect to the Exchangeable Preferred Stock; (3) a breach or violation of any of the provisions set forth under paragraph (l) below ("Certain Additional Provisions") occurs and the breach or violation continues for a period of 30 days or more after the Company receives notice thereof specifying the default from the holders of at least 25% of the shares of Exchangeable Preferred Stock then outstanding; or (4) the Company fails to pay at final maturity (giving effect to any applicable grace period) the principal amount of any Indebtedness of the Company or any Significant Subsidiary or the final maturity of any such Indebtedness is accelerated because of a default and the total amount of such Indebtedness unpaid or accelerated exceeds $25.0 million, then the number of directors constituting the Board of Directors of the Company will, subject to paragraph (f)(ii)(E), be increased by two directors and the Holders of the then outstanding shares of Exchangeable Preferred Stock (together with the holders of Parity Stock upon which like rights have been conferred and are exercisable), voting separately and as a class, shall have the right and power to elect the lesser of (x) such two additional directors or (y) that number of directors constituting at least 25% of the members of the Board of Directors. Each such event described in clauses
(1),(2),(3) or (4) above is a "Voting Rights Triggering Event".

                  (B) The voting rights set forth in paragraph (f)(ii)(A) above will continue until such time as (x) in the case of a Dividend Default, all dividends in arrears on the Exchangeable Preferred Stock are paid in full in cash or (y) in all other cases, any failure, breach or default giving rise to such Voting Rights Triggering Event is remedied by the Company or waived by the Holders of at least a majority of the outstanding shares of Exchangeable Preferred Stock then outstanding, at which time the term of any directors elected pursuant to the provisions of paragraph (f)(ii)(A) above (subject to the right of holders of any other preferred stock to elect directors) shall terminate forthwith and the number of directors constituting the Board of Directors shall be decreased by two (until the occurrence of any subsequent Voting Rights Triggering Event). At any time after voting power to elect directors shall have become vested and be continuing in the holders of Exchangeable Preferred Stock (together with the holders of Parity Stock upon which like rights have been conferred and are exercisable) pursuant to paragraph (f)(ii)(A) hereof, or if vacancies shall exist in the offices of directors elected by such holders, a proper officer of the Company may, and upon the written request of the holders of record of at least 25% of the shares of Exchangeable Preferred Stock then outstanding or the holders of 25% of the shares of Parity Stock then outstanding upon which like rights have been confirmed and are exercisable addressed to the secretary of the Company shall, call a special meeting of the Holders of Exchangeable Preferred Stock and the holders of such Parity Stock for the purpose of electing the directors which such holders are entitled to elect pursuant to the terms hereof; provided, however, that no such special meeting shall be called if the next annual meeting of stockholders of the Company is to be held within 60 days after the voting power to elect directors shall have become vested, in which case such meeting shall be deemed to have been called for such next annual meeting. If such meeting shall not be called by a proper officer of the Company within 20 days after personal service to the secretary of the Company at its principal executive offices, then the Holders of record of at least 25% of the outstanding shares of Exchangeable Preferred Stock or the holders of 25% of the shares of Parity Stock upon which like rights have been confirmed and are exercisable may designate in writing one of their members to call such meeting at the expense of the Company, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Company and shall be held at the place for holding the annual meetings of stockholders. Any holder of Exchangeable Preferred Stock or such Parity Stock so designated shall have, and the Company shall provide, access to the lists of holders of Exchangeable Preferred Stock and the holders of such Parity Stock to be called pursuant to the provisions hereof. If no special meeting of the Holders of Exchangeable Preferred Stock and the holders of such Parity Stock is called as provided in this paragraph (f)(ii), then such meeting shall be deemed to have been called for the next annual meeting of stockholders of the Company or special meeting of the holders of any other capital stock of the Company.

                  (C) At any meeting held for the purposes of electing directors at which the Holders of Exchangeable Preferred Stock (together with the holders of Parity Stock upon which like rights have been conferred and are exercisable) shall have the right, voting together as a separate class, to elect directors as aforesaid, the presence in person or by proxy of the holders of at least a majority in voting power of the outstanding shares of

Exchangeable Preferred Stock (and such Parity Stock) shall be required to constitute a quorum thereof.

                  (D) Any vacancy occurring in the office of a director elected by the Holders of Exchangeable Preferred Stock (and such Parity Stock) may be filled by the remaining director elected by the Holders of Exchangeable Preferred Stock (and such Parity Stock) unless and until such vacancy shall be filled by the Holders of Exchangeable Preferred Stock (and such Parity Stock).

                  (E) In the event that an event occurs at any time which results in the holders of any Parity Stock having voting rights to elect directors to the Board of Directors, holders of Exchangeable Preferred Stock shall, whether or not such event otherwise constitutes a Voting Rights Triggering Event pursuant to paragraph (f)(ii)(A), have the voting rights set forth in paragraphs (f)(ii)(A) and (f)(ii)(B), and such event shall be deemed (for purposes of this paragraph (f) only) to constitute a Voting Rights Triggering Event. In addition, in the event that during a time in which directors elected by the holders of Exchangeable Preferred Stock pursuant to this paragraph (f)(ii) are serving on the Board of Directors ("Previously-Elected Directors") an event occurs which results in holders of Parity Stock having voting rights to elect (voting together with the holders of Exchangeable Preferred Stock) at least two directors to the Board of Directors, the holders of Exchangeable Preferred Stock shall vote together with the holders of such Parity Stock to elect such new directors, and upon the election of the new directors the Previously-Elected Directors shall (unless such Previously-Elected Directors are elected as new directors) cease to serve on the Board of Directors.

                  (iii) (A) So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company will not authorize, create or increase the authorized amount of any class or series of (1) Senior Stock or (2) Parity Stock that has a mandatory redemption earlier, or an Average Life less, than that of the Exchangeable Preferred Stock, in each case without the affirmative vote or consent of holders of at least two-thirds of the shares of Exchangeable Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                  (B) So long as any shares of the Exchangeable Preferred Stock are outstanding, the Company will not amend this Certificate of Designation so as to affect adversely the specified rights, preferences, privileges or voting rights of Holders of shares of Exchangeable Preferred Stock or to authorize the issuance of any additional shares of Exchangeable Preferred Stock without the affirmative vote or consent of Holders of at least a majority of the issued and outstanding shares of Exchangeable Preferred Stock, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                  (C) Except as set forth in paragraph (f)(iii)(A) or (B) above,
(x) the creation, authorization or issuance of any shares of any Junior Stock or Parity Stock, including the designation of a series of Exchangeable Preferred Stock, or (y) the increase or decrease in the amount of authorized Preferred Stock, shall not require the consent of Holders of Exchangeable Preferred Stock and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of shares of Exchangeable Preferred Stock.

                  (D) Prior to the exchange of Exchangeable Preferred Stock for Exchange Debentures, the Company shall not amend or modify the Exchange Indenture (except as expressly provided therein in respect of amendments without the consent of holders of Exchange Debentures) without the affirmative vote or consent of holders of at least a majority of the shares of Exchangeable Preferred Stock then outstanding, voting or consenting, as the case may be, as one class, given in person or by proxy, either in writing or by resolution adopted at an annual or special meeting.

                  (iv) In any case in which the Holders of Exchangeable Preferred Stock shall be entitled to vote pursuant to this paragraph (f) or pursuant to Delaware law, each Holder of Exchangeable Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Exchangeable Preferred Stock held.

                  (g) Exchange. (i) Exchange for Debentures. (A) The Company may, at its option, on any scheduled Dividend Payment Date following the Specified Debt Satisfaction Date, exchange the Exchangeable Preferred Stock, in whole but not in part, for the Exchange Debentures; provided however, that (1) on the date of such exchange there are no accumulated and unpaid dividends on the Exchangeable Preferred Stock (including the dividends payable on such date) or other contractual impediment to such exchange; (2) there shall be funds legally available sufficient therefor; and (3) the Company shall have delivered to the Trustee under the Exchange Indenture an opinion of counsel with respect to the due authorization and issuance of the Exchange Debentures.

                  (B) Upon  any  exchange  pursuant  to this  paragraph  (g)(i), holders of outstanding shares of Exchangeable Preferred Stock will be entitled to receive $1.00 Accumulated Amount of Exchange Debentures for each $1.00 of Accumulated Amount of Exchangeable Preferred Stock held by them. The Exchange Debentures will be issued in registered form, without coupons. Exchange Debentures issued in exchange for Exchangeable Preferred Stock will be issued in principal amounts of $1,000 and integral multiples thereof to the extent possible, and will also be issued in principal amounts less than $1,000 so that each holder of Exchangeable Preferred Stock will receive certificates representing the entire amount of Exchange Debentures to which such holder's shares of Exchangeable Preferred Stock entitle such holder; provided, however, that the Company may pay cash in lieu of issuing an Exchange Debenture in a principal amount less than $1,000.

                  (ii) Procedures. (A) The Company will send a written notice of exchange (the "Exchange Notice") by mail to each holder of record of shares of Exchangeable Preferred Stock not fewer than 30 days nor more than 60 days before the date fixed for such exchange (the "Exchange Date"); provided, however, that neither failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the exchange of any shares of Exchangeable Preferred Stock to be exchanged except as to the holder or holders to whom the Company has failed to give said notice or except as to the holder or holders whose notice was defective. The Exchange Notice shall state:

                  (1) the Exchange Date;

                  (2) that the holder is to surrender to the Company, in the manner and at the place or places designated, his certificate or certificates representing the shares of Exchangeable Preferred Stock to be exchanged;

                  (3) that dividends on the shares of Exchangeable Preferred Stock to be exchanged shall cease to accrue on such Exchange Date whether or not certificates for shares of Exchangeable Preferred Stock are surrendered for exchange on such Exchange Date unless the Company shall default in the delivery of Exchange Debentures; and

                  (4) that interest on the Exchange Debentures shall accrue from the Exchange Date whether or not certificates for shares of Exchangeable Preferred Stock are surrendered for exchange on such Exchange Date.

                  (B) On and after the Exchange Date, dividends will cease to accrue on the outstanding shares of Exchangeable Preferred Stock, and all rights of the holders of Exchangeable Preferred Stock (except the right to receive Exchange Debentures, an amount in cash, to the extent applicable, equal to the accumulated and unpaid dividends to the Exchange Date and, if the Company so elects, cash in lieu of any Exchange Debenture that is in a principal amount that is not an integral multiple of $1,000) will terminate. The person entitled to receive the Exchange Debentures issuable upon such exchange will be treated for all purposes as the registered holder of such Exchange Debentures.

                  (C) On or before the Exchange Date, each holder of Exchangeable Preferred Stock shall surrender the certificate or certificates representing such shares of Exchangeable Preferred Stock, in the manner and at the place designated in the Exchange Notice. The Company shall cause the Exchange Debentures to be executed on the Exchange Date and, upon surrender in accordance with the Exchange Notice of the certificates for any shares of Exchangeable Preferred Stock so exchanged, duly endorsed (or otherwise in proper form for transfer, as determined by the Company), such shares shall be exchanged by the Company into Exchange Debentures. The Company shall pay interest on the Exchange Debentures at the rate and on the dates specified therein from the Exchange Date.

                  (iii) No Exchange in Certain Cases. Notwithstanding the foregoing provisions of this paragraph (g), the Company shall not be entitled to exchange the Exchangeable Preferred Stock for Exchange Debentures if such exchange, or any term or provision of the Exchange Indenture or the Exchange Debentures, or the performance of the Company's obligations under the Exchange Indenture or the Exchange Debentures, shall materially violate or conflict with any applicable law or agreement or instrument then binding on the Company or if, at the time of such exchange, the Company is insolvent or if it would be rendered insolvent by such exchange.

                  (h) Change of Control.  (i) Upon the occurrence of a Change of
Control (the date of such occurrence being the "Change of Control Date"), the Company shall commence and consummate an offer to purchase each holder's Exchangeable Preferred Stock in cash pursuant to the offer described in paragraph (h)(iv) (the "Change of Control Offer") at a purchase price equal to 101% of the Accumulated Amount thereof, plus, without duplication, all accrued and unpaid dividends, if any, on such Accumulated Amount to the Change of Control Payment Date, including an amount in cash equal to a prorated dividend for the period from the Dividend Payment Date immediately prior to the Change of Control Payment Date to the Change of Control Payment Date.

                  (ii) Prior to the mailing of the notice referred to in paragraph (h)(iv), but in any event within 30 days following the date on which the Company knows or reasonably should have known that a Change in Control has occurred, the Company covenants that it shall promptly determine if the purchase of the Exchangeable Preferred Stock would violate or constitute a default under the indebtedness of the Company and (A) repay in full all such indebtedness of the Company that would prohibit the repurchase of the Exchangeable Preferred Stock pursuant to a Change of Control Offer or (B) obtain any requisite consents under instruments governing any such indebtedness of the Company to permit repurchase of the Exchangeable Preferred Stock. The Company shall first comply with this paragraph (ii) before it shall repurchase Exchangeable Preferred Stock pursuant to this paragraph (h).

                  (iii) If the Company is unable to repay or cause repayment of all of its indebtedness or to obtain the consents of the holders of indebtedness as described in paragraph (h)(ii) or otherwise fails to purchase any Exchangeable Preferred Stock validly tendered as described in paragraph (h)(i), then the Company will have breached the covenant set forth in paragraph (h)(i) or (h)(ii), as the case may be, which breach will constitute, in the case of
(h)(ii), a Voting Rights Triggering Event if it continues for a period of 30 consecutive days after written notice is given to the Company by the Holders of at least 25% in aggregate amount of the Exchangeable Preferred Stock outstanding, and, in the case of (h)(i), a breach of the covenant without any waiting period or notice requirements.

                  (iv) Within 30 days following the date on which the Company knows or reasonably should have known that a Change in Control has occurred, the Company must send, by first-class mail, postage prepaid, a notice to each holder of Exchangeable Preferred Stock. Such notice shall state whether the Company has elected to make an offer to purchase shares of Exchangeable Preferred Stock and if it has so elected, such notice shall contain all instructions and materials necessary to enable such holders to tender Exchangeable Preferred Stock pursuant to the Change of

Control Offer.  If the Company makes a Change of Control
Offer, such notice shall state:

                  (A) that a Change of Control has occurred, that a Change of Control Offer is being made pursuant to this paragraph (h) and that all Exchangeable Preferred Stock validly tendered and not withdrawn will be accepted for payment;

                  (B) the purchase price (including the amount of accrued dividends, if any) and the purchase date (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                  (C) that any shares of Exchangeable Preferred Stock not tendered will continue to accrue dividends;

                  (D) that, unless the Company defaults in making payment therefor, any share of Exchangeable Preferred Stock accepted for payment pursuant to the Change of Control Offer shall cease to accrue dividends after the Change of Control Payment Date;

                  (E) that holders electing to have any shares of Exchangeable Preferred Stock purchased pursuant to a Change of Control Offer will be required to surrender stock certificates representing such shares of Exchangeable Preferred Stock, properly endorsed for transfer, together with such other customary documents as the Company and the Transfer Agent may reasonably request to the Transfer Agent and registrar for the Exchangeable Preferred Stock at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

                  (F) that holders will be entitled to withdraw their election if the Company receives, not later than five Business Days prior to the Change of Control Payment Date, a telegram, a telex, facsimile transmission or letter setting forth the name of the holder, the number of shares of Exchangeable Preferred Stock the holder delivered for purchase and a statement that such holder is withdrawing his election to have such shares of Exchangeable Preferred Stock purchased;

                  (G) that holders whose shares of Exchangeable Preferred Stock are purchased only in part will be issued a new certificate representing the unpurchased shares of Exchangeable Preferred Stock; and

                  (H) the circumstances and relevant facts regarding such Change of Control (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control).

                  (iv) The Company will comply with any tender offer rules under the Exchange Act which then may be applicable, including Rules 13e-4 and 14e-1, in connection with any offer made by the Company to repurchase the shares of Exchangeable Preferred Stock as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Certificate of Designation, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Certificate of Designation by virtue thereof.

                  (v) On the Change of Control  Payment  Date the Company  shall
(A) accept for payment the shares of Exchangeable Preferred Stock validly tendered pursuant to the Change of Control Offer, (B) pay to the holders of shares so accepted the purchase price therefor in cash and (C) cancel each surrendered certificate and retire the shares represented thereby. Unless the Company defaults in the payment for the shares of Exchangeable Preferred Stock tendered pursuant to the Change of Control Offer, dividends will cease to accrue with respect to the shares of Exchangeable Preferred Stock tendered and all rights of holders of such tendered shares will terminate, except for the right to receive payment therefor, on the Change of Control Payment Date.

                  (vi) To accept the Change of Control Offer, the holder of a share of Exchangeable Preferred Stock shall deliver, on or before the 10th day prior to the Change of Control Payment Date, written notice to the Company (or an agent designated by the Company for such purpose) of such holder's acceptance, together with certificates evidencing the shares of Exchangeable Preferred Stock with respect to which the Change of Control Offer is being accepted, duly endorsed for transfer.

                  (i) Conversion or Exchange. Except as otherwise provided herein, the holders of shares of Exchangeable Preferred Stock shall not have any rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Company.

                  (j) Reissuance of Exchangeable Preferred Stock. Shares of Exchangeable Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued as shares of Exchangeable Preferred Stock and shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, however, that so long as any shares of Exchangeable Preferred Stock are outstanding, any issuance of such shares must be in compliance with the terms hereof.

                  (k) Business Day. If any payment, redemption or exchange shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day.

                  (l) Certain Additional Provisions. The Company covenants and agrees for the benefit of the Holders as follows:

                  (i) SEC Reports. Whether or not the Company is required to file reports with the SEC, the Company shall file with the SEC all such reports and other information as it would be required to file with the SEC pursuant to Sec tion 13 or 15(d) of the Exchange Act. The Company shall supply each Holder, without cost to such Holder, copies of such reports or other information.

                  (ii) Limitation on Indebtedness. (A) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur, any Indebtedness (other than Indebtedness existing on the Issue Date); provided, however, that the Company may Incur Indebtedness if, after giving effect to the Incurrence of such Indebtedness and the receipt and application of the proceeds therefrom, the Indebtedness to EBITDA Ratio would be greater than zero and less than 5:1.

                  (B) Notwithstanding the foregoing paragraph (A), the Company and any Restricted Subsidiary (except as specified below) may Incur any or all of the following:

                  (1) Indebtedness of the Company outstanding at any time in an aggregate principal amount not to exceed
         $125.0 million, less any amount of Indebtedness

         Incurred pursuant to this clause (1) and permanently repaid as provided under paragraph (l)(ix);

                  (2) Indebtedness (I) to the Company evidenced by an unsubordinated promissory note or (II) to any of its Restricted Subsidiaries; provided, however, that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Indebtedness (other than to the Company or another Restricted Subsidiary) shall be deemed, in each case, to constitute an Incurrence of such Indebtedness not permitted by this clause (2);

                  (3) Indebtedness issued in exchange for, or the net proceeds of which are used to refinance or refund, then outstanding Indebtedness, other than Indebtedness Incurred under clause (1), (2),
         (5), (6) or (8) of this paragraph (l)(ii)(B), and any refinancings thereof in an amount not to exceed the amount so refinanced or refunded (plus premiums, accrued interest, fees and expenses); provided, however, that Indebtedness the proceeds of which are used to refinance or refund Indebtedness that would be pari passu with, or subordinated in right of payment to, the Exchange Debentures (when issued) shall only be permitted under this clause (3) if

                           (I) in case the Indebtedness to be refinanced is pari
                  passu with the Exchange Debentures, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made pari passu with, or subordinate in right of payment to, the Exchange Debentures,

                           (II) in case the  Indebtedness  to be  refinanced  is
                  subordinated in right of payment to the Exchange Debentures, such new Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such new Indebtedness is outstanding, is expressly made subordinate in right of payment to the Exchange Debentures at least to the extent that the Indebtedness to be refinanced is subordinated to the Exchange Debentures and

                           (III) such new Indebtedness, determined as of the date of Incurrence of such new Indebtedness, does not mature prior to the Stated Maturity of the Indebtedness to be refinanced or refunded, and the Average Life of such new Indebtedness is at least equal to the remaining Average Life of the Indebtedness to be refinanced or refunded; provided further, however, that in no event may Indebtedness of the Company be refinanced by means of any Indebtedness of any Restricted Subsidiary of the Company pursuant to this clause (3);

                  (4) Indebtedness (I) in respect of performance, surety or appeal bonds provided in the ordinary course of business, (II) under Currency Agreements and Interest Rate Agreements; provided, however, that such agreements do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder, and (III) arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of the Restricted Subsidiaries pursuant to such agreements, in any case Incurred in connection with the disposition of any business, assets or Restricted Subsidiary of the Company (other than Guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary of the Company for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Company or any Restricted Subsidiary in connection with such disposition;

                  (5) Indebtedness of the Company not to exceed, at any one time outstanding, two times the Net Cash Proceeds received by the Company from and after October 23, 1995, from the issuance and sale of its Capital Stock (other than Redeemable Stock and Preferred Stock that provides for the payment of dividends in cash), including the Exchangeable Preferred Stock, provided, however, that such Indebtedness
         (x) does not mature prior to the Stated Maturity of the Exchange Debentures and has an Average Life longer than the Exchange Debentures and (y) is pari passu with or subordinated to the Exchange Debentures;

                  (6) Indebtedness of any Restricted Subsidiary Incurred pursuant to any credit agreement of such Restricted Subsidiary in effect on the Issue Date (and refinancings thereof), up to the amount of the commit ment under such credit agreement on the Issue Date;

                  (7) Indebtedness to the extent such Indebtedness is secured by Liens which are purchase money or other Liens upon equipment or inventory acquired or held by the Company or any of its Restricted Subsidiaries taken or obtained by (I) the seller or lessor of such equip ment or inventory to secure all or a part of the pur chase price or lease payments therefor or (II) the person who makes advances or incurs obligations, thereby giving value to the Company to enable it to purchase or acquire rights in such equipment or inventory, to secure the repayment of all or a part of the advances so made or obligations so incurred; provided, however, that such Liens do not extend to or cover any property or assets of the Company or any Restricted Subsidiary other than the equipment or inventory acquired;

                  (8) Indebtedness of any Restricted Subsidiary not to exceed, at any one time outstanding, 80% of the accounts receivable net of reserves and allowances for doubtful accounts, determined in accordance with GAAP, of such Restricted Subsidiary and its Restricted
         Subsidiaries (without duplication); provided, however, that such Indebtedness is not Guaranteed by the Company or any of its Restricted Subsidiaries;

                  (9) Indebtedness of the Company, to the extent the proceeds thereof are immediately used to purchase 1995 Notes or 1997 Notes tendered in an offer to purchase made as a result of a Change of Control; and

                  (10) the Exchange Debentures.

                  (C) Notwithstanding the foregoing, the Company shall not Incur, and shall not permit any Restricted Subsidiary to Incur, any Guarantee of Indebtedness of any Unrestricted Subsidiary.

                  (D) Notwithstanding the foregoing, the Company shall not Incur, and shall not permit any Restricted Subsidiary to Incur, any Indebtedness which restricts the Company's ability to pay cash dividends on, or to redeem on December 15, 2007, the Exchangeable Preferred Stock in accordance with its terms.

                  (E) For purposes of determining compliance with this paragraph
(l)(ii), in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses.

                  (F) For purposes of determining any particular amount of Indebtedness under this paragraph (l)(ii), Guarantees, Liens or obligations with respect to letters of credit supporting Indebtedness otherwise included in the determination of such particular amount shall not be included.

                  (iii) Limitation on Senior Subordinated Indebted ness. The Company shall not (1) Incur any Indebtedness, other than the Exchange Debentures, that is expressly made subordinated in right of payment to any Senior Indebtedness of the Company unless such Indebtedness, by its terms and by the terms of any agreement or instrument pursuant to which such Indebtedness is outstanding is expressly made pari passu with, or subordinate in right of payment to, the Exchange Debentures pursuant to provisions substantially similar to those contained in the Exchange Indenture; provided, however, that the foregoing limitation shall not apply to distinctions between categories of Senior Indebtedness that exist by reason of any Liens or Guarantees arising or created in respect of some but not all Senior Indebtedness or (2) Incur any Indebtedness secured by a Lien if such Indebtedness is not Senior Indebtedness, unless contemporaneously therewith effective provision is made to secure the Exchange Debentures equally and ratably with such secured Indebtedness for so long as such secured Indebted ness is secured by a Lien.

                  (iv) Limitation on Restricted Payments. (A) The Company shall not, and shall not permit any Restricted
Subsidiary to, directly or indirectly:

                  (1) declare or pay any dividend or make any distribution on its Capital Stock (other than (x) dividends or distributions in respect of the Exchangeable Preferred Stock or (y) dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock (other than Redeemable Stock) held by such holders or in options, warrants or other rights to acquire such shares of Capital Stock) other than such Capital Stock held by the Company or any of its Restricted Subsidiaries (and other than pro rata dividends or distributions on Common Stock of Restricted Subsidiaries);

                  (2) repurchase, redeem, retire or otherwise acquire for value any shares of Capital Stock (other than the Exchangeable Preferred Stock) of the Company

         (including options, warrants or other rights to acquire such shares of Capital Stock) held by Persons other than any Wholly Owned Restricted Subsidiaries of the Company;

                  (3) make any voluntary or optional principal payment, or voluntary or optional redemption, repur chase, defeasance, or other acquisition or retirement for value, of Indebtedness of the Company that is sub ordinated in right of payment to the Exchange Debentures; or

                  (4) make any Investment, other than a Permitted Investment, in any Person (such payments or any other actions described in clauses (1) through (4) being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment:

                           (I) a Default shall have occurred and be
                  continuing,

                           (II) except  with  respect to any  Investment  (other
                  than an Investment consisting of the designation of a Restricted Subsidiary as an Unrestricted Subsidiary), the Company could not Incur at least $1.00 of Indebtedness under the first paragraph of the "Limitation on Indebted ness" covenant, or

                           (III) the aggregate amount expended for all Restricted Payments (the amount so expended, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) after the Deemed Closing Date shall exceed the sum of (x) 50% of the aggregate amount of the Adjusted Consolidated Net Income (or, if the Adjusted Consolidated Net Income is a loss, minus 100% of such amount) (determined by excluding income resulting from transfers of assets by the Company or a Restricted Subsidiary to an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter immediately following the Deemed Closing Date and ending on the last day of the last fiscal quarter preceding the Transaction Date for which reports have been filed pursuant to paragraph (l)(i) plus (y) the aggregate Net Cash Proceeds received by the Company after the Deemed

                  Closing Date from the issuance and sale permitted by this Certificate of Designation of its Capital Stock (other than Junior Stock or Redeemable Stock), including the Exchangeable Preferred Stock, to a Person who is not a Subsidiary of the Company, or from the issuance to a Person who is not a Subsidiary of the Company of any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any convertible Indebtedness, Redeemable Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the Stated Maturity of the 1997 Senior Notes, 1997 Senior Subordinated Notes and the Exchange Debentures), plus
                  (z) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments and other than reductions in Investments made pursuant to clause (6) or (7) of paragraph (l)(iv)(B)) in any Person resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or any Restricted Subsidiary (except to the extent any such payment is included in the calculation of Adjusted Consolidated Net Income), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investments"), not to exceed the amount of Investments previously made by the Company and its Restricted Subsidiaries in such Person.

                  (B) The provisions of paragraph (l)(iv)(A) shall not prohibit:

                  (1) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;

                  (2)  the   redemption,   repurchase,   defeasance   or   other
         acquisition or retirement for value of Indebtedness that is subordinated in right of payment to the Exchange Debentures, including premium, if any, and accrued and unpaid interest, with the proceeds of, or in exchange for, Indebtedness Incurred under clause (3) of paragraph
         (l)(ii)(B);

                  (3) the repurchase, redemption or other acquisi tion of Capital Stock of the Company (or options, warrants or other rights to acquire such Capital Stock) in exchange for, or out of the proceeds of a substan tially concurrent sale of, shares of Capital Stock or options, warrants or other rights to purchase such Capital Stock (in each case other than Redeemable Stock) of the Company;

                  (4) the making of any other Restricted Payment made by exchange for, or out of the proceeds of, a sub stantially concurrent sale of shares of the Capital Stock or options, warrants or other rights to acquire such Capital Stock (in each case other than Redeemable Stock) of the Company;

                  (5) payments or distributions, in the nature of satisfaction of dissenters' rights, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of the Certificate of Designation applicable to mergers, con solidations and transfers of all or substantially all of the property and assets of the Company;

                  (6) Investments, not to exceed $15.0 million at any one time outstanding;

                  (7) Investments, not to exceed $15.0 million at any one time outstanding, in entities, substantially all of the assets of which consist of Telecommunications Assets;

                  (8) cash payments in lieu of the issuance of fractional shares of Common Stock upon conversion (including mandatory conversion) of the Convertible Notes as provided for in the Convertible Notes Indenture;

                  (9) cash payments in lieu of the issuance of fractional shares of Common Stock of the Company upon conversion of any class of Preferred Stock of the Company; provided, however, that this exception shall not be available with respect to more than two such conversions with respect to any such class of Preferred Stock by any given Affiliate of the Company; and

                  (10) Investments in entities that directly (or indirectly through subsidiaries) own licenses granted by the FCC or any other governmental entity with authority to grant telecommunications licenses; pro vided, however, that, in each case the Company or a Restricted Subsidiary shall, at the time of making such Investment, have an active role in the management or operation of such entity and in the provision of tele communications services by such entity;

provided,  however, that, except in the case of clauses (1) and (3) of paragraph
(l)(iv)(B), no Voting Rights Triggering Event shall have occurred and be continuing or occur as a consequence of the actions or payments set forth herein. Any Investments made other than in cash shall be valued, in good faith, by the Board of Directors. Any Investment made pursuant to clause (6) or (7) of paragraph (l)(iv)(B) shall be deemed to be no longer outstanding (and repaid in full) if and when the Person in which such Investment is made becomes a Restricted Subsidiary of the Company.

                  (C) Each Restricted  Payment  permitted  pursuant to paragraph
(l)(iv)(B) (other than the Restricted Payment referred to in clause (2) thereof), and the Net Cash Proceeds from any issuance and sale of Capital Stock referred to in clauses (3) or (4) shall be included in calculating whether the conditions of paragraph (l)(iv)(A)(4)(III) have been met with respect to any subsequent Restricted Payments.

                  (D) In the event the proceeds of an issuance of Capital Stock of the Company are used for the redemption, repurchase or other acquisition of Indebtedness that is pari passu with the Exchange Debentures or Preferred Stock that is on a parity with the Exchangeable Preferred Stock then the Net Cash Proceeds of such issuance shall be included in paragraph (l)(iv)(A)(4)(III) only to the extent such proceeds are not so used for such redemption, repurchase or other acquisition.

                  (v) Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. The Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary to (A) pay dividends or make any other distributions permitted by applicable law on any Capital Stock of such Restricted

Subsidiary owned by the Company or any other Restricted Subsidiary, (B) pay any Indebtedness owed to the Company or any other Restricted Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary, (C) make loans or advances to the Company or any other Restricted Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary or
(D) transfer any of its property or assets to the Company or any other Restricted Subsidiary that owns, directly or indirectly, any Capital Stock of such Restricted Subsidiary. The foregoing provisions shall not prohibit any encumbrances or restrictions:

                  (1) existing on the Issue Date in this Certificate of Designation or any other agreement in effect on the Issue Date, and any extensions, refinancings, renewals or replacements of such agreements; provided, however, that the encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the holders of Exchangeable Preferred Stock than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;

                  (2) existing under or by reason of applicable law;

                  (3) existing with respect to any Person or the property or assets of such Person acquired by the Company or any Restricted Subsidiary, at the time of such acquisition and not incurred in contemplation thereof, which encumbrances or restrictions are not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired;

                  (4) in the case of clause (D) of paragraph (l)(v),

                           (I) that restrict in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset,

                           (II) existing by virtue of any transfer of, agreement
                  to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Certificate of Designation or

                           (III) arising or agreed to in the ordinary  course of
                  business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; or

                  (5) with respect to a Restricted Subsidiary and imposed pursuant to an agreement that has been entered into for the sale or disposition of all or substan tially all of the Capital Stock of, or property and assets of, such Restricted Subsidiary.

                  (C) Nothing contained in this paragraph (l)(v) shall prevent the Company or any Restricted Subsidiary from (i) restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that secure Indebtedness of the Company or any of its Restricted Subsidiaries or (ii) creating, incurring, assum ing or suffering to exist any Liens otherwise permitted under Section 4.09 of the 1997 Senior Notes Indenture as in effect on the Deemed Closing Date.

                  (vi) Limitation on the Issuance and Sale of Capital Stock of Restricted Subsidiaries. The Company shall not sell, and shall not permit any Restricted Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (1) to the Company or a Wholly Owned Restricted Subsidiary; (2) issuances or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law; (3) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary; or (4) issuances or sales of Common Stock of Restricted Subsidiaries, other than the Telecommunications Subsidiaries, if within six months of each such issuance or sale, the Company or such Restricted Subsidiary applies an amount not less than the Net Cash Proceeds thereof (if any) in accordance with clause (I) or (II) of paragraph (l)(ix)(A)(x).

                  (vii) Limitation on Issuances of Guarantees by Restricted Subsidiaries. (A) The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee any Indebtedness of the Company ("Guaranteed Indebtedness"), unless (1) such Restricted Subsidiary simultaneously executes and delivers a written agreement providing for a Guarantee (a "Subsidiary Guarantee") of payment of the Exchangeable Preferred Stock and the Exchange Debentures by such Restricted Subsidiary and (2) such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Subsidiary Guarantee; provided, how ever, that this paragraph shall not be applicable to any Guarantee of any Restricted Subsidiary that (x) existed at the time such Person became a Restricted Subsidiary and (y) was not Incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary. If the Guaranteed Indebtedness is (A) pari passu with the Exchange Debentures then the Guarantee of such Guaranteed Indebtedness shall be pari passu with, or subordinated to, the Subsidiary Guarantee or (B) subordinated to the Exchange Debentures then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Exchange Debentures.

                  (B) Notwithstanding the foregoing, any Subsidiary Guarantee by a Restricted Subsidiary shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (1) any sale, exchange or transfer, to any Person not an Affiliate of the Company of all of the Company's and each Restricted Subsidiary's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (2) the release or discharge of the Guarantee which resulted in the creation of such Subsidiary Guarantee, except a discharge or release by or as a result of payment under such Guarantee.

                  (viii) Limitation on Transactions with Shareholders and Affiliates. (A) The Company shall not, and shall not permit any Restricted
Subsidiary to, directly or indirectly enter into, renew or extend any transaction (including, without limitation, the purchase, sale, lease or exchange of property or assets, or the rendering of any service) with any holder (or any Affiliate of such holder) of 5% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary, except upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than could be obtained, at the time of such transaction or, if such transaction is pursuant to a written agreement, at the time of the execution of the agreement providing therefor, in a comparable arm's-length transaction with a Person that is not such a holder or an Affiliate.

                  (B) The provisions of the foregoing paragraph (l)(viii)(A) shall not prohibit (1) transactions (I) approved by a majority of the disinterested members of the Board of Directors or (II) for which the Company or a Restricted Subsidiary obtains a written opinion of a nationally recognized investment banking firm stating that the transaction is fair to the Company or such Restricted Subsidiary from a financial point of view; (2) any trans action solely between the Company and any of its Wholly Owned Restricted Subsidiaries or solely between Wholly Owned Restricted Subsidiaries; (3) the payment of reasonable fees to directors of the Company who are not employees of the Company; (4) any payments or other transactions pursuant to any tax-sharing agreement between the Company and any other Person with which the Company files a consolidated tax return or with which the Company is part of a consolidated group for tax purposes; or (5) any Restricted Payments not prohibited under paragraph (l)(iv) (other than pursuant to clause (iv) of the definition of "Permitted Investment" or clause (6) of paragraph (l)(viii)). Notwithstanding the foregoing, any transaction covered by paragraph (l)(viii)(A) and not covered by clauses (2) through (4) of paragraph (l)(viii), the aggregate amount of which exceeds $250,000 in value, must be approved or determined to be fair in the manner provided for in clause (1)(I) or (II) above.

                  (ix) Limitation on Asset Sales. (A) The Company will not, and will not permit any Restricted Subsidiary to, consummate any Asset Sale, unless
(1) the consideration received by the Company or such Restricted Subsidiary is at least equal to the fair market value of the assets sold or disposed of and
(2) at least 85% of the consideration received consists of cash or Temporary Cash Investments. In the event and to the extent that the Net Cash Proceeds received by the Company or its Restricted Subsidiaries from one or more Asset Sales occurring on or after the Deemed Closing Date in any period of 12 consecutive months exceed 10% of Adjusted Consolidated Net Tangible Assets (determined as of the date closest to the commencement of such 12-month period for which a consolidated balance sheet of the Company and its Subsidiaries has been prepared), then the Company shall or shall cause the relevant Restricted Subsidiary to (x) within six months after the date Net Cash Proceeds so received exceed 10% of Adjusted Consolidated Net Tangible Assets (I) apply an amount equal to such excess Net Cash Proceeds to permanently repay Indebtedness of the Company that is not subordinated to the Exchange Debentures, or Indebtedness of any Restricted Subsidiary, in each case owing to a Person other than the Company or any of its Restricted Subsidiaries or (II) invest an equal amount, or the amount not so applied pursuant to clause (I) (or enter into a definitive agreement committing to so invest within six months after the date of such agreement), in property or assets of a nature or type or that are used in a business (or in a company having property and assets of a nature or type, or engaged in a business) similar or related to the nature or type of the property and assets of, or the busi ness of, the Company and its Restricted Subsidiaries exist ing on the date of such investment (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) and (y) apply (no later than the end of the six-month period referred to in clause (x)) such excess Net Cash Proceeds (to the extent not applied pursuant to clause (x)) as provided in paragraph (ix)(B). The amount of such excess Net Cash Proceeds required to be applied (or to be committed to be applied) during such six-month period as set forth in clause (i) of the preceding sentence and not applied as so required by the end of such period shall constitute "Excess Proceeds."

                  (B) If, as of the first day of any calendar month, the aggregate amount of Excess Proceeds not thereto fore subject to an Offer to Purchase pursuant to paragraph (ix)(B) totals at least $10.0 million, the Company must commence, not later than the 15th Business Day after the first day of such month, and consummate an Offer to Purchase from the holders of the Exchangeable Preferred Stock on a pro rata basis a number of shares of Exchangeable Preferred Stock having an aggregate Accumulated Amount equal to the Excess Proceeds on such date, at a purchase price per share of Exchangeable Preferred Stock equal to 101% of such Accumulated Amount on such date of purchase, plus accrued and unpaid dividends (if any) on such Accumulated Amount to the date of purchase; provided, however, that no Offer to Purchase shall be required to be commenced with respect to the Exchangeable Preferred Stock until the Business Day following the payment date with respect to the offer(s) to purchase any 1997 Notes and need not be commenced if the Excess Proceeds remaining after application to the 1997 Notes purchased in such Offer to Purchase applicable thereto are less than $10.0 million; provided further, however, that (i) no Exchangeable Preferred Stock may be purchased under paragraph (l)(ix) unless the Company shall have purchased all 1997 Notes tendered pursuant to the offer(s) to purchase applicable thereto and (ii) no Exchangeable Preferred Stock shall be required to be purchased under this covenant to the extent, and for so long as, such purchase is prohibited under any indebtedness of the Company.

                  (x)  When Company May Merge or Transfer Assets.
The Company shall not consolidate with or merge with or
into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety, in one transaction or a series of related transactions) to, any Person (other than a consolidation or merger with or into a Wholly Owned Restricted Subsidiary with a positive net worth; provided, however, that, in connection with any such merger or consolidation, no consideration (other than Common Stock in the surviving Person or the Company) shall be issued or distributed to the stockholders of the Company) or permit any Person to merge with or into the Company unless: (A) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume all of the obligations of the Company on the Exchangeable Preferred Stock and under this Certificate of Designation; (B) immediately after giving effect to such transaction, no Default shall have occurred and be continu ing; (C) immediately after giving effect to such transaction on a pro forma basis the Company, or any Person becoming the successor obligor of the Exchangeable Preferred Stock, shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;
(D) immediately after giving effect to such transaction on a pro forma basis the Company, or any Person becoming the successor obligor of the Exchangeable Preferred Stock, could Incur at least $1.00 of Indebtedness under paragraph
(l)(ii)(A);  and  (E)  the  Company  delivers  to each  Holder  of  Exchangeable
Preferred Stock an Officers' Certificate (attaching the arithmetical computations to demonstrate compliance with clauses (C) and, if applicable, (D)) and Opinion of Counsel, in each case stating that such consolidation, merger or transfer complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with; provided, however, that clauses (iii) and (iv) above do not apply if, in the good faith determination of the Board of Directors of the Company, whose determination shall be evidenced by a Board Resolution, the principal purpose of such transaction is to change the state of incorporation of the Company; provided further, however, that any such trans action shall not have as one of its purposes the evasion of the foregoing limitations.

                  (m) Certificates. (i) Form and Dating. The Exchangeable Preferred Stock and the Transfer Agent's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate of Designation. The Exchangeable
Preferred Stock certificate may have notations, legends, or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Exchangeable Preferred Stock certificate shall be dated the date of its authentication. The terms of the Exchangeable Preferred Stock certificate set forth in Exhibit A are part of the terms of this Certificate of Designation.

                  (A) Global Exchangeable Preferred Stock. Exchangeable Preferred Stock shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit A hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Exchangeable Preferred Stock represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Transfer Agent as hereinafter provided. The aggregate number of shares of Exchangeable Preferred Stock represented by the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Transfer Agent and the Depositary or its nominee as hereinafter provided.

                  (B) Book-Entry Provisions. This paragraph (m)(i)(B) shall apply only to a Global Security deposited with or on behalf of the Depositary.

                  The Company shall execute and the Transfer Agent shall, in accordance with this paragraph (m)(i)(B) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Securities that
(a) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Transfer Agent to such Depository or pursuant to such Depository's instructions or held by the Transfer Agent as Securities Custodian.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Certificate of Designation with respect to any Global Security held on their behalf by the Depositary or by the Transfer Agent as the Securities Custodian or under such Global Security. The Depositary may be treated by the Company, the Transfer Agent and any agent of the Company or the Transfer Agent as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Transfer Agent or any agent of the Company or the Transfer Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depository govern ing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (C) Definitive Exchangeable Preferred Stock. Except as otherwise provided by applicable law or as provided in paragraph (m)(iii) or paragraph (m)(iv), owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of shares of Exchangeable Preferred Stock in certificated form ("Certificated Exchangeable Preferred Stock").

                  (ii) Authentication. The Transfer Agent shall authenticate and deliver: (1) 175,000 shares of Initial Exchangeable Preferred Stock for original issue and (2) Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange pursuant to the Registration Rights Agreement, for a like Accumulated Amount of Exchangeable Preferred Stock, upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Exchangeable Preferred Stock or Exchange Securities.

                  (iii) Transfer and Exchange. (A) Transfer and Exchange of Definitive Securities. When a Definitive Security is presented to the Transfer Agent with a request to register the transfer of such Definitive Security or to exchange such Definitive Security for an equal number of shares of Definitive Security of other authorized denominations, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Security surrendered for transfer or exchange:

                  (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

                  (2) is being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to paragraph
         (m)(iii)(B) or pursuant to clause (I), (II) or (III) below, and is accompanied by the following additional information and documents, as applicable:

                           (I) if such Definitive Security is being delivered to
                  the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           (II) if such Definitive Security is being transferred
                  to the Company, a certification to that effect; or

                           (III) if such Definitive Security is being transferred pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act, (i) a certification to that effect and (ii) if the Company so requests, an Opinion of Counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in paragraph
                  (m)(iii)(D)(i).

                  (B) Restrictions on Transfer of Definitive Securities for a Beneficial Interest in Global Securities. Definitive Securities may not be
exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of Definitive Securities, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, together with:

                  (1) certification that such Definitive Security is being transferred (I) to a QIB in accordance with Rule 144A, (II) to an IAI that has furnished to the Transfer Agent a signed letter containing certain representations or (III) outside the United States in an offshore transaction within the meaning of Regulation S and in compliance with Rule 904 under the Securities Act; and

                  (2) written instructions directing the Transfer Agent to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Global Security to reflect an increase in the number of shares of Exchangeable Preferred Stock represented by the Global
         Security, such instructions to contain information regarding the Depositary account to be credited with such increase,

then the Transfer Agent shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the number of shares of Exchangeable Preferred Stock represented by the Global Security to be increased by the number of shares of the Definitive Securities to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Security equal to the number of shares represented by the Definitive Securities. If no Global Securities are then outstanding and the Global Security has not been previously exchanged pursuant to paragraph (m)(iv), the Company shall issue and the Transfer Agent shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security representing the appropriate number of shares.

                  (C) Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Certificate of Designation (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security and such account shall be credited in accordance with such instructions with a beneficial interest in the Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred. In the case of a transfer of a beneficial interest in a Global Security to an IAI, the transferee must furnish a signed letter to the Transfer Agent containing certain representations and agreements (the form of which letter can be obtained from the Company).

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Transfer Agent shall reflect on its books and records the date and an increase in the number of shares represented by the Global Security to which such interest is being transferred in an amount equal to the number of shares to be so transferred, and the Transfer Agent shall reflect on its books and records the date and a corresponding decrease in the number of shares represented by Global Security from which such interest is being transferred.

                  (iii)  Notwithstanding  any other provisions of this paragraph
         (m) (other than the provisions set forth in paragraph (m)(iv)), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iv) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to paragraph (m)(iv) prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this paragraph (m)(iii) (including the certification requirements set forth on the reverse of the Initial Exchangeable Preferred Stock intended to ensure that such transfers comply with Rule 144A, Regulation S or such other applicable exemption from registration under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (D)  Legend.

                  (i) Except as  permitted  by the  following  para graphs (ii),
         (iii), (iv) and (vi), each certificate evidencing the Global Securities and the Definitive Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES

         ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN
         (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) THAT IS ACQUIRING THIS
         SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION, AND A CERTIFICATE WHICH MAY BE OBTAINED FROM THE COMPANY IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRANSFER AGENT, (5) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF

         RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT."

                  Each   Definitive   Security  will  also  bear  the  following
additional legend:

                  "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to
         Rule 144 under the Securities Act:

                           (A) in the case of any Transfer  Restricted  Security
                  that is a Definitive Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security; and

                           (B) in the case of any Transfer  Restricted  Security
                  that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a Definitive Security that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, in either case, if the Holder certifies in writing to the Transfer Agent that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Initial Security).

                  (iii) After a transfer of any Exchangeable Preferred Stock during the period of the effectiveness of a Shelf Registration Statement with respect to such Exchangeable Preferred Stock, all requirements pertaining to legends on such Exchangeable Preferred Stock will cease to apply, the requirements requiring that any such Exchangeable Preferred Stock be issued in global form will cease to apply, and Exchangeable Preferred Stock in certificated or global form without legends will be available to the transferee of the Holder of such Exchangeable Preferred Stock upon exchange of such transferring Holder's certificated Exchangeable Preferred Stock. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Transfer Agent instructing the Transfer Agent to issue Securities without legends.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Exchangeable Preferred Stock pursuant to which certain Holders of such Exchangeable Preferred Stock are offered Exchange Securities in exchange for their Exchangeable Preferred Stock, all requirements pertaining to such Exchangeable Preferred Stock that Exchangeable Preferred Stock be issued in global form will cease to apply, and certificated Exchangeable Preferred Stock with the restricted securities legend set forth in Exhibit A hereto will be available to Holders of such Exchangeable Preferred Stock that do not exchange their Exchangeable Preferred Stock, and Exchange Securities in certificated or global form will be available to Holders that exchange such Exchangeable Preferred Stock in such Registered Exchange Offer. Upon the occurrence of any of the circumstances described in this paragraph, the Company will deliver an Officers' Certificate to the Transfer Agent instructing the Transfer Agent to issue Securities without legends.

                  (v) Upon the consummation of a Private Exchange with respect to the Exchangeable Preferred Stock pursuant to which Holders of such Exchangeable Preferred Stock are offered Private Exchange Securities in exchange for their Exchangeable Preferred Stock, all requirements pertaining to such Exchangeable Preferred Stock that Exchangeable Preferred Stock issued to certain Holders be issued in global form will continue to apply, and Private Exchange Securities in global form will be available to Holders that exchange such Exchangeable Preferred Stock in such Private Exchange.

                  (vi) Upon a sale or transfer of any Exchangeable Preferred Stock acquired pursuant to Regulation S, all requirements pertaining to legends on such Exchangeable Preferred Stock will cease to apply, the requirements requiring any such Exchangeable Preferred Stock be issued in global form will cease to apply, and Exchangeable Preferred Stock in certificated or global form without the restricted security legend will be available to the transferee of the Holder of such Exchangeable Preferred Stock.

                  (E) Cancelation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Transfer Agent for cancelation or retained and canceled by the Transfer Agent. At any time prior to such cancelation, if any beneficial interest in a Global Security is exchanged for certificated or Definitive Securities, redeemed, repurchased or canceled, the number of shares of Exchangeable Preferred Stock represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Transfer Agent (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Transfer Agent or the Securities Custodian, to reflect such reduction.

                  (F)  Obligations with Respect to Transfers and
Exchanges of Securities.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate certificated Securities, Definitive Securities and Global Securities at the Transfer Agent's request.

                  (ii) No service charge shall be made for any registration of transfer or exchange, the Company may require payment of a sum sufficient to cover any transfer tax, assessments or similar or other governmental charge payable in connection with any registration of transfer or exchange of Exchangeable Preferred Stock.

                  (iii) The Transfer Agent shall not be required to register the transfer of or exchange of any Security for a period beginning 15 days before the mailing of a notice of redemption or an offer to repurchase Securities or 15 days before an interest payment date.

                  (iv) Prior to the due presentation for registra tion of transfer of any Security, the Company, the Transfer Agent and the Paying Agent may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Transfer Agent shall be affected by notice to the contrary.

                  (v) All Securities issued upon any transfer or exchange pursuant to the terms of this Certificate of Designation shall be entitled to the same benefits under this Certificate of Designation as the Securities surrendered upon such transfer or exchange.

                  (G)  No Obligation of the Transfer Agent.

                  (i) The Transfer Agent shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Transfer Agent may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  (ii) The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Certificate of Designation or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Certificate of Designation, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         (iv)  Certificated Securities

                  (A) A Global Security deposited with the Depositary or with the Transfer Agent as Securities

Custodian pursuant to paragraph (m)(i) shall be transferred to the beneficial owners thereof in the form of certificated Securities in a number of shares of Exchangeable Preferred Stock representing such Global Security, in exchange for such Global Security, only if such transfer complies with paragraph (m)(iii) and
(i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depository for such Global Security or if at any time the Depositary ceases to be a "clearing agency" registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) a Voting Rights Triggering Event has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Transfer Agent in writing that it elects to cause the issuance of certificated Securities under this Certificate of Designation.

                  (B) Any Global Security that is transferable to the beneficial owners thereof pursuant to this paragraph (m)(iv) shall be surrendered by the Depositary to the Transfer Agent, to be so transferred, in whole or from time to time in part, without charge, and the Transfer Agent shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal amount of shares of Exchangeable Preferred Stock represented by certificated Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this paragraph shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Certificated Exchangeable Preferred Stock delivered in exchange for an interest in the Global Security shall, except as otherwise provided by paragraph (m)(iii)(D), bear the restricted securities legend set forth in Exhibit 4 hereto.

                  (C) Subject to the provisions of paragraph (m)(iv)(B), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Certificate of Designation or the Securities.

                  (D) In the event of the occurrence of either of the events specified in paragraph (m)(iv)(A)(ii) or (iii), the Company will promptly make available to the Transfer Agent a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                  (n) Certain Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings (and (1) terms defined in the singular have comparable meanings when used in the plural and vice versa, (2) "including" means including without limitation, (3) "or" is not exclusive and (4) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles as in effect on the Issue Date and all accounting calculations will be determined in accordance with such principles), unless the content otherwise requires:

                  "1995 Notes" means the 1995 Senior Notes and the Convertible Notes.

                  "1997 Notes" means the 1997 Senior Notes, the 1997 Senior Subordinated Notes and the Equipment Notes.

                  "1995 Senior Notes" means the 14% Senior Discount Notes due 2005 of the Company.

                  "1997 Senior Notes" means the 14 1/2% Senior Deferred Interest Notes Due 2005 of the Company.

                  "1997 Senior Notes Indenture" means the Indenture dated March 1, 1997, between the Company and United States Trust Company of New York, with respect to the 1997 Senior Notes.

                  "1997 Senior Subordinated Notes" means the 15%
Senior Subordinated Deferred Interest Notes Due 2007 of the
Company.

                  "Accumulated  Amount"  means,  as of any date (the  "Specified
Date"),   the  amount  provided  below  with  respect  to  each  $1,000  Initial
Liquidation Preference of Exchangeable
Preferred Stock:

                  (i) If the Specified Date occurs on one of the following dates (each, a "SemiAnnual Dividend Accrual Date"), the Accumulated Amount will equal the amount set forth below for such SemiAnnual Dividend Accrual Date:


SemiAnnual Dividend                                                 Accumulated
Accrual Date                                                        Amount
----------------------                                              -----------
June 15, 1998                                                       $1,068.387
December 15, 1998                                                    1,144.509
June 15, 1999                                                        1,226.055

SemiAnnual Dividend                                                 Accumulated
Accrual Date                                                        Amount
----------------------                                              -----------

December 15, 1999                                                    1,313.412
June 15, 2000                                                        1,406.992
December 15, 2000                                                    1,507.241
June 15, 2001                                                        1,614.632
December 15, 2001                                                    1,729.674
June 15, 2002                                                        1,852.913
December 15, 2002                                                    1,984.933
June 15, 2003                                                        2,141.247
December 15, 2003                                                    2,309.870
June 15, 2004                                                        2,491.772
December 15, 2004                                                    2,687.999
June 15, 2005                                                        2,899.679
December 15, 2005                                                    3,128.029
June 15, 2006                                                        3,374.361
December 15, 2006                                                    3,640.092
June 15, 2007                                                        3,926.750
December 15, 2007                                                    4,235.981

                  (ii) if the Specified Date occurs before the first SemiAnnual Dividend Accrual Date, the Accumulated Amount will equal the sum of (A) the Initial Liquidation Preference and (B) an amount equal to the product of (1) the Accumulated Amount for the first SemiAnnual Dividend Accrual Date less the Initial Liquidation Preference multiplied by (2) a fraction, the numerator of which is the number of days elapsed from the Issue Date to the Specified Date, using a 360-day year of twelve 30-day months, and the denominator of which is the number of days from the Issue Date to the first SemiAnnual Dividend Accrual Date, using a 360-day year of twelve 30-day months;

                  (iii) if the Specified Date occurs between two SemiAnnual Dividend Accrual Dates, the Accumulated Amount will equal the sum of
         (A) the Accumulated Amount for the SemiAnnual Dividend Accrual Date immediately preceding such Specified Date and (B) an amount equal to the product of (1) the Accumulated Amount for the immediately following SemiAnnual Dividend Accrual Date less the Accumulated Amount for the immediately pre ceding SemiAnnual Dividend Accrual Date multiplied by
         (2) a fraction, the numerator of which is the number of days elapsed from the immediately preceding SemiAnnual Dividend Accrual Date to the Specified Date, using a 360-day year or twelve 30-day months, and the denominator of which is 180; or

                  (iv) if the  Specified  Date occurs after the last  SemiAnnual
         Dividend   Accrual  Date,  the   Accumulated   Amount  will  equal  the
         Accumulated Amount as of the last
         SemiAnnual Dividend Accrual Date;

provided, however, that at all times on and after the Dividend Payment Date immediately preceding the Cash Payment Date, the Accumulated Amount shall equal the Accumulated Amount as of such Dividend Payment Date; and provided, further, that if the rate applicable to the Exchangeable Preferred Stock shall have been increased pursuant to (1) paragraph (c)(i), the Accumulated Amount shall be recal culated as if dividends with respect to the Exchangeable Preferred Stock had been accruing at a rate of 15 3/4% from December 15, 2002, to the Dividend Payment Date falling on or after the Specified Debt Satisfaction Date or (2) as a result of a Registration Default, the Accumulated Amount shall be recalculated as if dividends with respect to the Exchangeable Preferred Stock had been accruing at a rate of 14 3/4% from the date of such Registration Default to but excluding the date all Registration Defaults have been cured.

                  "Adjusted Consolidated Net Income" means, for any period, the aggregate net income (or loss) of the Company and its Restricted Subsidiaries for such period determined in conformity with GAAP; provided, however, that the following items shall be excluded in computing Adjusted Consolidated Net Income (without duplication): (i) the net income of any Person (other than net income attributable to a Restricted Subsidiary) in which any Person (other than the Company or any of its Restricted Subsidiaries) has a joint interest and the net income of any Unrestricted Subsidiary, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries by such other Person, including, without limitation, an Unrestricted Subsidiary during such period; (ii) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (4)(III) of paragraph (l)(iv)(A) (and in such case, except to the extent includable pursuant to clause (i) above), the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Company or any of its Restricted Subsidiaries or all or substantially all of the property and assets of such Person are acquired by the Company or any of its Restricted Subsidiaries; (iii) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary; (iv) any gains or losses (on an after-tax basis) attributable to Asset Sales; (v) except for purposes of calculating the amount of Restricted

Payments that may be made pursuant to clause (4)(III) of paragraph (l)(iv)(A), any amount paid as, or accrued for, cash dividends on Preferred Stock of the Company or any Restricted Subsidiary owned by Persons other than the Company and any of its Restricted Subsidiaries; and (vi) all extraordinary gains and extraordinary losses.

                  "Adjusted Consolidated Net Tangible Assets" means the total amount of assets of the Company and its Restricted Subsidiaries (less applicable depreciation, amortization and other valuation reserves), except to the extent resulting from write-ups of capital assets (excluding write-ups in connection with accounting for acquisitions in conformity with GAAP), after deducting therefrom (i) all current liabilities of the Company and its Restricted Subsidiaries (excluding intercompany items) and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles (other than licenses issued by the FCC), all as set forth on the quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries, prepared in conformity with GAAP and most recently filed with the SEC pursuant to paragraph (l)(i); provided, however, that the value of any licenses issued by the FCC shall, in the event of an auction for similar licenses, be equal to the fair market value ascribed thereto in good faith by the Board of Directors and evidenced by a Board Resolution.

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (includ ing, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the manage ment and policies of such Person, whether through the owner ship of voting securities, by contract or otherwise.

                  "Asset Acquisition" means (i) an investment by the Company or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or shall be merged into or consolidated with the Company or any of its Restricted Subsidiaries or
(ii) an acquisition by the Company or any of its Restricted Subsidiaries of the property and assets of any Person other than the Company or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person.

                  "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation or sale-leaseback transactions) in one transaction or a series of related transactions by the Company or any of its Restricted Subsidiaries to any Person other than the Company or any of its Restricted Subsidiaries of (i) all or any of the Capital Stock of any Restricted Subsidiary, (ii) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Restricted Subsidiaries or (iii) any other property or assets of the Company or any of its Restricted Subsidiaries outside the ordinary course of business of the Company or such Restricted Subsidiary and, in each case, that is not governed by the provisions of the Exchange Indenture applicable to mergers, consolidations, and sales of assets of the Company; provided, however, that the following shall not be included within the meaning of "Asset Sale": (A) sales or other dispositions of inventory, receivables and other current assets; (B) sales or other dispositions of equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or its Restricted Subsidiaries and (C) a sub stantially simultaneous exchange of, or a sale or disposi tion (other than 85% or more for cash or cash equivalents) by the Company or any of its Restricted Subsidiaries of, licenses issued by the FCC or applications or bids therefor; provided, however, that the consideration received by the Company or any such Restricted Subsidiary in connection with such exchange, sale or disposition shall be equal to the fair market value of licenses so exchanged, sold or disposed of, as determined by the Board of Directors; and (D) except for purposes of the definition of "Indebtedness to EBITDA Ratio", any sale or other disposition of securities of an Unrestricted Subsidiary.

                  "Average Life" means, as of the date of determina tion, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multi plied by the amount of such payment by (ii) the sum of all such payments.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

                  "Board Resolution" means a copy of a resolution, certified by the Secretary or Assistant Secretary of the

Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Holders of the Exchangeable Preferred Stock.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, are authorized by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the date of the Exchange Indenture, including, without limitation, all Common Stock and Preferred Stock.

                  "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person; and "Capitalized Lease Obligations" means the discounted present value of the rental obligations under such lease.

                  "Change of Control" means such time as (i) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Permitted Investor, becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Voting Stock representing more than 50% of the total voting power of the Voting Stock of the Company on a fully diluted basis or (ii) individuals who on the Deemed Closing Date consti tuted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the Deemed Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office.

                  "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now out standing or issued after the date of the Exchange Indenture, including, without limitation, all series and classes of such common stock.

                  "Company" means the party named as such in this Certificate of Designation until a successor replaces it and, thereafter, means the successor.

                  "Consolidated EBITDA" means, for any period, the sum of the amounts for such period of (i) Adjusted Consolidated Net Income, (ii) Consolidated Interest Expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (iii) income taxes, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income (other than income taxes (either positive or negative) attributable to extraordinary and non recurring gains or losses or sales of assets), (iv) depreci ation expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, (v) amortiza tion expense, to the extent such amount was deducted in calculating Adjusted Consolidated Net Income, and (vi) all other noncash items reducing Adjusted Consolidated Net Income (other than items that will require cash payments and for which an accrual or reserve is, or is required by GAAP to be, made), less all noncash items increasing Adjusted Consolidated Net Income, all as determined on a consolidated basis for the Company and its Restricted Subsidiaries in conformity with GAAP; provided, however, that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of the Adjusted Consolidated Net Income attributable to such Restricted Subsidiary multi plied by (B) the quotient of (1) the number of shares of outstanding
Common Stock of such Restricted Subsidiary not owned on the last day of such period by the Company or any of its Restricted Subsidiaries divided by (2) the total number of shares of outstanding Common Stock of such Restricted Subsidiary on the last day of such period.

                  "Consolidated Interest Expense" means, for any period, the aggregate amount of interest in respect of Indebtedness (including amortization of original issue discount on any Indebtedness and the interest portion of any deferred payment obligation, calculated in accordance with the effective interest method of accounting; all commis sions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing; the net costs associated with Interest Rate Agreements; and Indebtedness that is Guaranteed or secured by the Company or any of its Restricted Subsidiaries) and all but the principal component of rentals in respect of Capitalized Lease Obligations paid, accrued or scheduled to be paid or to be accrued by the Company and its Restricted Subsidiaries during such period; excluding, however, (i) any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Adjusted Consolidated Net Income pursuant to clause (iii) of the definition thereof) and (ii) any premiums, fees and expenses (and any amortization thereof) payable in connection with the offering of the Exchange Debentures and the 1997 Notes and the Incurrence of the WSAC Loan, all as determined on a con solidated basis (without taking into account Unrestricted Subsidiaries) in conformity with GAAP.

                  "Consolidated Net Worth" means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of the Company and its Restricted Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation, and which shall not take into account Unrestricted Subsidiaries), less any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Indebtedness, the cost of treasury stock and the principal amount of any promissory notes receivable from the sale of the Capital Stock of the Company or any of its Restricted Subsidiaries, each item to be determined in conformity with GAAP (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

                  "Convertible Notes" means the 14% Convertible
Senior Subordinated Discount Notes due 2005 of the Company.

                  "Convertible Notes Indenture" means the Indenture dated as of October 23, 1995, between the Company and United States Trust Company of New York pursuant to which the Convertible Notes were issued.

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Restricted Subsidiaries against fluctuations in currency values to or under which the Company or any of its Restricted Subsidiaries is a party or a beneficiary on the date of this Certificate of Designation or becomes a party or a beneficiary hereafter.

                  "Deemed Closing Date" means March 18, 1997.

                  "Default" means any event that is, or after notice or passage of time or both would be, a Voting Rights Triggering Event.

                  "Definitive   Security"   means  a   certificated   share   of
Exchangeable Preferred Stock or Exchange Security bearing, if required, the restricted securities legend set forth in paragraph (m)(iii)(D).

                  "Depositary" means The Depository Trust Company, its nominees and their respective successors.

                  "Dividend Period" means each period between two consecutive SemiAnnual Dividend Accrual Dates and the period from the Issue Date to the first SemiAnnual Dividend Accrual Date.

                  "DTC" means The Depository Trust Company or any successor depository for the Global Exchangeable Preferred Stock.

                  "Equipment   Notes"  means  the  $200.0  million  of  12  1/2%
Guaranteed Senior Secured Notes Due 2004 of WEC and the $50.0 million of 12 1/2% Guaranteed Senior Secured Notes Due 2004 of WEC II.

                  "Equipment Note Guarantees" means the Company's
Guarantees of the Equipment Notes.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Date" means the date on which the Securities are exchanged for the Exchangeable Preferred Stock.

                  "Exchange Debentures" means the debentures issuable pursuant to the Exchange Indenture.

                  "Exchange Indenture" means the form of Indenture governing the Exchange Debentures to be filed with the Secretary of the Company.

                  "Exchange Offer Registration Statement" means a registration statement filed with the SEC with respect to a Registered Exchange Offer.

                  "Exchange Securities" means the Registerable Exchangeable Preferred Stock to be issued pursuant to this Certificate of Designation in connection with a Registered

Exchange Offer or a Private Exchange pursuant to a Registration Rights Agreement.

                  "fair market value" means the price that would be paid in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy, as determined in good faith by the Board of Directors (whose determination shall be conclusive) and evidenced by a Board Resolution.

                  "FCC"   means  the  United   States   Federal   Communications
Commission and any state or local tele communications authority, department, commission or agency (and any successors thereto).

                  "GAAP" means generally accepted accounting prin ciples in the United States of America as in effect as of the date of the Exchange Indenture, including, without limitation, those set forth in the opinions and pronounce ments of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations contained in the Exchange Indenture shall be computed in conformity with GAAP applied on a con sistent basis, except that calculations made for purposes of determining compliance with the terms of the covenants and with other provisions of this Certificate of Designation and the Exchange Indenture shall be made without giving effect to (i) the amortization of any expenses incurred in connec tion with the offering of the Exchange Debentures and the WSAC Loan and the 1997 Notes and (ii) except as otherwise provided, the amortization of any amounts required or permitted by Accounting Principles Board Opinion Nos. 16 and 17.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or ser vices, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Holder"   means  the   Person  in  whose   name  a  share  of
Exchangeable Preferred Stock is registered on the Transfer Agent's books.

                  "IAI"  means  an   institutional   "accredited   investor"  as
described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "Incur" means, with respect to any Indebtedness, to incur, create, issue, assume, Guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, such Indebtedness, including, with respect to the Company and its Restricted Subsidiaries, an "Incurrence" of Indebtedness by reason of a Person becoming a Restricted Subsidiary of the Company; provided, however, that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

                  "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (whether negotiable or non-negotiable), (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except trade payables, (v) all obligations of such Person as lessee under Capitalized Leases,
(vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness, (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person and (viii) to the extent not otherwise included in this definition, obligations under Currency Agreements and Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to con tingent obligations that are included in any of clauses (i) through (viii) above, the maximum liability upon the occur rence of the contingency giving rise to the obligation; provided, however, that
(A) the amount outstanding at any time of any Indebtedness issued with original issue discount is (1) for purposes of determining the Indebtedness to EBITDA Ratio, the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conform ity with GAAP and (2) for all other purposes, the amount determined in clause (1) on the date such Indebtedness is originally Incurred and (B) Indebtedness shall not include any liability for federal, state, local or other taxes.

                  "Indebtedness to EBITDA Ratio" means, as at any date of determination, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidi aries on a consolidated basis ("Consolidated Indebtedness") as at the date of determination (the "Transaction Date") to (ii) the Consolidated EBITDA of the Company for the then most recent four full fiscal quarters for which reports have been filed pursuant to paragraph (l)(i) (such four full fiscal quarter period being referred to herein as the "Four Quarter Period"); provided, however, that (x) pro forma effect shall be given to any Indebtedness Incurred from the beginning of the Four Quarter Period through the Transaction Date (including any Indebtedness Incurred on the Transaction Date), to the extent outstanding on the Transaction Date, (y) if during the period commencing on the first day of such Four Quarter Period through the Transaction Date (the "Reference Period"), the Company or any of the Restricted Subsidiaries shall have engaged in any Asset Sale, Consolidated EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale and any related retirement of Indebtedness as if such Asset Sale and related retirement of Indebtedness had occurred on the first day of such Reference Period or (z) if during such Reference Period the Company or any of the Restricted Subsidiaries shall have made any Asset Acquisition, Consolidated EBITDA of the Company shall be calculated on a pro forma basis as if such Asset Acquisition and any Incurrence of Indebtedness to finance such Asset Acquisition had taken place on the first day of such Reference Period.

                  "Initial Liquidation Preference" per share of Exchangeable Preferred Stock means $1,000.

                  "Interest Rate Agreement" means any interest rate protection agreement, interest rate future agreement, inter est rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect the Company or any of its Restricted Subsidiaries against fluctuations in interest rates in respect of Indebtedness to or under which the Company or any of its Restricted Subsidiaries is a party or a beneficiary on the date of the Exchange Indenture or becomes a party or a beneficiary hereafter; provided, how ever, that the notional principal amount thereof does not exceed the principal amount of the Indebtedness of the Company and its Restricted Subsidiaries that bears interest at floating rates.

                  "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (including, without limitation, by way of Guarantee or similar arrangement; but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded as accounts receivable on the balance sheet of the Company or its Restricted Subsidiaries) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, bonds, notes, debentures or other similar instruments issued by, such Person and shall include (i) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (ii) the fair market value of the Capital Stock held by the Company and the Restricted Subsidiaries of any Person that has ceased to be a Restricted Subsidiary by reason of any transaction permitted by clause (3) of paragraph (l)(vi). For purposes of the definition of "Unrestricted Subsidiary" and paragraph (l)(iv), (i) "Investment" shall include the fair market value of the assets (net of liabilities) of any Restricted Subsidiary of the Company at the time that such Restricted Subsidiary of the Company is designated an Unrestricted Subsidiary and shall exclude the fair market value of the assets (net of liabilities) of any Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is designated a Restricted Subsidiary of the Company and
(ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined by the Board of Directors in good faith.

                  "Issue  Date"  means  the  date  on  which  the   Exchangeable
Preferred Stock is originally issued.

                  "Lien" means any mortgage, pledge, security inter est, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest).

                  "Liquidation Preference" means the Accumulated Amount of the Exchangeable Preferred Stock from time to time.

                  "Net Cash Proceeds" means, (a) with respect to any Asset Sale, the proceeds of such Asset Sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes (whether or not such taxes will actually be paid or are payable) as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Restricted Subsidiaries, taken as a whole,
(iii) pay ments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnifica tion obligations associated with such Asset Sale, all as determined in conformity with GAAP and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obliga tions (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obliga tions are financed or sold with recourse to the Company or any Restricted Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable by the Company or any of its subsidiaries as a result thereof.

                  "Offer to Purchase" means an offer to purchase Exchangeable Preferred Stock by the Company from the Holders required by paragraph (h) or paragraph (l)(ix) and which is commenced by mailing a notice to each Holder stating: (i) the covenant pursuant to which the offer is being made and that all shares of Exchangeable Preferred Stock validly tendered will be accepted for payment on a pro rata basis; (ii) the purchase price and the Payment Date; (iii) that any shares of Exchangeable Preferred Stock not tendered will continue to accrue dividends or interest pursuant to their terms; (iv) that, unless the Company defaults in the payment of the purchase price, any shares of
Exchangeable Preferred Stock accepted for payment pursuant to the Offer to Purchase shall cease to accrue dividends or interest on and after the Payment Date; (v) that Holders electing to have shares of Exchangeable Preferred Stock purchased pursuant to the Offer to Purchase will be required to surrender the applicable security together with the form entitled "Option of the Holder to Elect Purchase" on the reverse side thereof completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Payment Date; (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the number of shares of Exchangeable Preferred Stock delivered for purchase and a statement that such Holder is withdrawing his election to have such securities purchased; and (vii) that Holders whose Exchangeable Preferred Stock are being purchased only in part will be issued new shares of Exchangeable Preferred Stock equal in amount (and accrued and unpaid dividends or interest) to the unpurchased portion thereof. On the Payment Date, the Company shall (i) accept for payment on a pro rata basis any Exchangeable Preferred Stock or portions thereof tendered pursuant to an Offer to Purchase;
(ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Exchangeable Preferred Stock or portions thereof so accepted; and (iii) deliver, or cause to be delivered, to the Paying Agent all Exchangeable Preferred Stock or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail to the Holders of the Exchangeable Preferred Stock so accepted for payment in an amount equal to the purchase price. The Company will publicly announce the results of an Offer to Purchase as soon as practicable after the Payment Date. The Transfer Agent shall act as the Paying Agent for an Offer to Purchase Exchangeable Preferred Stock. The Company will comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that the Company is required to repurchase Exchangeable Preferred Stock pursuant to an Offer to Purchase.

                  "Officer" means, with respect to the Company, (i) the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

                  "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the defini tion thereof; provided, however, that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the defini tion thereof.

                  "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company.

                  "Payment Date" means the date of purchase, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date a notice is mailed pursuant to an Offer to Purchase.

                  "Permitted Investment" means (i) an Investment in a Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Company or a Restricted Subsidiary; (ii) Temporary Cash Investments; (iii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) loans or advances to employees in a principal amount not to exceed $1.0 million at any one time outstanding; (v) stock, obliga tions or securities received in satisfaction of judgments; (vi) Investments, to the extent that the consideration provided by the Company or any of its Restricted

Subsidiaries consists solely of Capital Stock (other than Redeemable Stock) of the Company; (vii) notes payable to the Company that are received by the Company as payment of the purchase price for Capital Stock (other than Redeemable Stock) of the Company; and (viii) acquisitions of a minority equity interest in entities engaged in the telecommunica tions business; provided, however, that
(A) the acquisition of a majority equity interest in such entities is not per mitted under U.S. law without FCC consent, (B) the Company or one of its Restricted Subsidiaries has the right to acquire Capital Stock representing a majority of the voting power of the Voting Stock of such entity upon receipt of FCC consent and (C) in the event that such consent has not been obtained within 18 months of funding such Investment, the Company or one of its Restricted Subsidiaries has the right to sell such minority equity interest in the seller thereof for consideration consisting of the consideration originally paid by the Company and its Restricted Subsidiaries for such minority equity interest.

                  "Permitted Investor" means William J. Rouhana, Jr.

                  "Person" means any individual, corporation, part nership, limited liability company, joint venture, associa tion, joint stock company, trust, unincorporated organiza tion, government or any agency or political subdivision thereof or any other entity.

                  "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or issued after the Issue Date, including, without limitation, all series and classes of such preferred or preference stock.

                  "Private Exchange" means the offer by the Company, pursuant to
Section 1 of the Registration Rights Agreement, to issue and deliver to certain purchasers, in exchange for the Exchangeable Preferred Stock held by such purchasers as part of their initial distribution, a like Liquidation Preference of Private Exchange Securities.

                  "Private Exchange Securities" means Registerable Exchangeable Preferred Stock of the Company identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Exchangeable Preferred Stock.

                  "QIB" means a "qualified institutional buyer" as described in Rule 144A under the Securities Act.

                  "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise is (i) required to be redeemed prior to the Stated Maturity of the Exchange Debentures, (ii) redeemable at the option of the holder of such class or series of Capital Stock at any time prior to the Stated Maturity of the Exchange Debentures (unless the redemption price is, at the Company's option, without conditions precedent, payable solely in Common Stock (other than Redeemable Stock) of the Company) or (iii) con vertible into or exchangeable for Capital Stock referred to in clause (i) or (ii) above or Indebtedness having a scheduled maturity prior to the Stated Maturity of the Exchange Debentures; provided, however, that any Capital Stock that would not constitute Redeemable Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the Stated Maturity of the Exchange Debentures shall not constitute Redeemable Stock if the "asset sale" or "change of control" provisions applica ble to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions of paragraph (h) and paragraph (l)(ix) and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Securities as are required to be repurchased pursuant to paragraph (h) and paragraph (l)(ix).

                  "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to holders of Initial
Exchangeable Preferred Stock to issue and deliver to such holders, in exchange for the Initial Exchangeable Preferred Stock, a like number of Registerable Exchangeable Preferred Stock registered under the Securities Act.

                  "Registration Rights Agreement" means the
Registration Rights Agreement dated December 17, 1997, among the Company, Salomon Brothers Inc and Credit Suisse First
Boston Corporation.

                  "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of, in the case of the Company, any Junior Stock or, in the case of any Restricted Subsidiary, any Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of such Stock (other than dividends or distributions payable solely in Junior Stock (other than Disqualified Stock) and dividends or distributions to the extent paid to the Company or a Restricted Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Restricted Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Junior Stock of the Company or Capital Stock of any direct or indirect parent of the Company or (iii) the making of any Investment in any Person (other than a Permitted Investment).

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "SEC" means the Securities and Exchange Commis sion.

                  "Securities" means the Initial Exchangeable Preferred Stock and the Exchange Securities, treated as a single class.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depositary), or any successor person thereto who shall initially be the Transfer Agent.

                  "Senior Indebtedness" means the following obligations of the Company, whether outstanding on the Issue Date or thereafter Incurred: (i) all Indebtedness and all other monetary obligations of the Company under the 1995 Senior Notes, the 1997 Senior Notes and the Equipment Note Guarantees, (ii) all other Indebtedness of the Company (other than the 1997 Senior Subordinated Notes, Exchange Debentures and the Convertible Notes), including principal and interest on such Indebtedness, unless such Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, is pari passu with, or subordinated in right of payment to, the Exchange Debentures and (iii) all fees, expenses and indemnities payable in connection with the 1995 Senior Notes, the 1997 Senior Notes and the Equipment Note Guarantees (including any agreements pursuant to which the 1995 Senior Notes, the 1997 Senior Notes or Equipment Note Guarantees were issued);

provided, however, that the term "Senior Indebtedness" shall not include (a) any Indebtedness of the Company that, when Incurred and without respect to any election under Section 1111(b) of the Bankruptcy Code, was without recourse to the Company, (b) any Indebtedness of the Company to a Subsidiary of the Company or to a joint venture in which the Company has an interest, (c) any Indebtedness of the Company, to the extent not permitted pursuant to paragraph (l)(ii) or
(l)(iii), (d) any repurchase, redemption or other obligation in respect of Redeemable Stock, (e) any Indebtedness to any employee of the Company or any of its Subsidiaries, (f) any liability for federal, state, local or other taxes owed or owing by the Company or (g) any trade payables of the Company. Senior Indebtedness of the Company will also include interest accruing subsequent to events of bankruptcy of the Company and its Subsidiaries at the rate provided for in the document governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under federal bankruptcy law.

                  "Shelf Registration Statement" means a registration statement filed with the SEC covering resales of Exchangeable Preferred Stock as provided for, under certain circumstances, pursuant to the Registration Rights Agreement.

                  "Significant Subsidiary" means, at any date of determination, any Restricted Subsidiary of the Company that, together with its Subsidiaries,
(i) for the most recent fiscal year of the Company, accounted for more than 10% of the consolidated revenues of the Company and its Restricted Subsidiaries or
(ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of the Company and its Restricted Subsidiaries, all as set forth on the most recently available consolidated financial statements of the Company for such fiscal year.

                  "Specified Debt Satisfaction Date" means the date on which all obligations under each of the Specified Indentures shall have been satisfied in full.

                  "Specified Indentures" means the each of the following: (i) the Convertible Senior Subordinated Discount Notes Indenture dated October 23, 1995, governing the Company's 14% Convertible Senior Subordinated Discount Notes due 2005; (ii) the Senior Discount Notes Indenture dated October 23, 1995, governing the Company's 14% Senior Discount Notes due 2005; (iii) the Senior Deferred Interest Notes Indenture dated as of March 1, 1997, governing the Company's 14 1/2% Senior Deferred Interest Notes due 2005; (iv) the Guaranteed Senior Secured Notes Indenture dated as of March 1, 1997, governing the 12 1/2% Senior Secured Notes of WinStar Equipment Corp. due 2004;
(v) the Guaranteed Senior Secured Notes Indenture of WinStar Equipment II Corp. due 2004; and (vi) the Senior Subordinated Deferred Interest Notes Indenture dated as of October 1, 1997, governing the Company's 15% Senior Deferred Interest Notes due 2007.

                  "Stated Maturity" means, (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and
(ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which Voting Stock representing more than 50% of the voting power of the outstanding Voting Stock is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  "Telecommunications Assets" means any (i) entity or business substantially all the revenues of which are derived from (a) providing transmission of sound, data or video; (b) the sale or provision of phone cards, "800" services, voice mail, switching, enhanced telecommunications services, telephone directory or telephone number informa tion services or telecommunications network intelligence; or (c) any business ancillary or directly related to the busi nesses referred to in clause (a) or (b) above and
(ii) any assets used primarily to effect such transmission or provide the products or services referred to in clause (a) or (b) above and any directly related or ancillary assets includ ing, without limitation, licenses and applications, bids and agreements to acquire licenses, or other authority to pro vide transmission services previously granted, or to be granted, by the FCC.

                  "Telecommunications Subsidiary" means (i) WCI Gateway, WinStar Wireless, Inc., WinStar Telecommunications, Inc., WinStar Milliwave, Inc., WinStar Locate, Inc., and WinStar Wireless Fiber Corp. and, in each case, its suc cessors and (ii) any other Restricted Subsidiary of the Company that holds more than a de minimis amount of Telecommunications Assets.

                  "Temporary Cash Investment" means any of the following: (i) direct obligations of the United States or any agency thereof or obligations fully and unconditionally guaranteed by the United States or any agency thereof; (ii) time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States, any state thereof or any foreign country recognized by the United States, and which bank or trust company has capital, surplus and undivided profits aggregating in excess of $50.0 million (or the foreign currency equivalent thereof) and has outstanding deposits or debt which is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above; (iv) commercial paper, maturing not more than six months after the date of acquisition, issued by a corpora tion (other than an Affiliate of the Company) organized and in existence under the laws of the United States, any state thereof or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Group; and (v) securities with maturities of six months or less from the date of acquisi tion issued or fully and unconditionally guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

                  "Transaction Date" means, with respect to the Incurrence of any Indebtedness by the Company or any of its Restricted Subsidiaries, the date such Indebtedness is to be Incurred and, with respect to any Restricted Payment, the date such Restricted Payment is to be made.

                  "Transfer Agent"" means Continental Stock Transfer & Trust Company and any successor thereto.

                  "Transfer Restricted Securities" means Definitive Securities and any other Securities that bear or are required to bear the legend set forth in paragraph (m)(iii)(D) hereto.

                  "Trustee" means the party named as such in the Exchange Indenture until a successor replaces it and, thereafter, means the successor.

                  "Uniform   Commercial   Code"  means  the  New  York   Uniform
Commercial Code as in effect from time to time.

                  "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Restricted Subsidiary of the Company (including any newly acquired or newly formed Subsidiary of the Company), other than a guarantor of the Securities, to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, the Company or any Restricted
Subsidiary;  provided,  however,  that  neither the  Company nor its  Restricted
Subsidiaries has any Guarantee of any Indebtedness of such Subsidiary outstanding at the time of such designation and either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, that such desig nation would be permitted under paragraph (l)(iv). Notwith standing the foregoing, WinStar New Media Company Inc., Non Fiction Films Inc. and WinStar Global Products, Inc. and their Subsidiaries are Unrestricted Subsidiaries. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company; provided, however, that immediately after giving effect to such designation (x) the Company could Incur $1.00 of additional Indebtedness under paragraph
(l)(ii)(A) and (y) no Default shall have occurred and be continuing. Any such designation by the Board of Directors shall be evidenced by promptly delivering to Holders of the Exchangeable Preferred Stock a copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions. Anything to the contrary contained herein or in the Exchange Indenture not withstanding, no Telecommunications Subsidiary may be designated an Unrestricted Subsidiary.

                  "Voting Stock" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

                  "WEC" means WinStar Equipment Corp. and its successors.

                  "WEC II" means WinStar Equipment II Corp. and its successors.

                  "WSAC" means WinStar Switch Acquisition Corp. and its successors.

                  "WSAC Credit Agreement" means the Credit Agreement dated as of October 17, 1997, among WSAC, the Lenders named therein, Credit Suisse First Boston, as documentation agent, and Salomon Brothers Inc, as syndication agent and collateral and administrative agent, as in effect from time to time.

                  "WSAC Loan" means all Indebtedness and other obligations of WSAC arising in connection with the WSAC Credit Agreement.

                  "WCI Gateway" means WinStar Gateway Network, Inc. and its successors.

                  "Wholly Owned" means, with respect to any Subsidiary of any Person, such Subsidiary if all of the out standing Capital Stock in such Subsidiary (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

                  IN WITNESS WHEREOF, said WinStar Communications, Inc., has caused this Certificate of Designation to be signed by Frederic Rubin, its Vice President and Treasurer, this 22nd day of December, 1997.


                                            WINSTAR COMMUNICATIONS, INC.,


                                            by _____________________________
                                               Name:
                                               Title:

                                                               EXHIBIT A


                      FORM OF EXCHANGEABLE PREFERRED STOCK


                                FACE OF SECURITY

         [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDENT THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.]*

         [THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) A NON-US PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH
(o)(2) OF RULE 902 UNDER) REGULATION S UNDER THE SECURITIES ACT.]*

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OF PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR

OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]*

                  [TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATION REFERRED TO BELOW.]*


Certificate Number                       Number of Shares of Exchangeable
                                                           Preferred Stock
[   ]                                                               [     ]

                                                        CUSIP NO.:  [     ]


                     14 1/4% Senior Cumulative Exchangeable
                            Preferred Stock Due 2007
            (par value $0.01) (Initial Liquidation Preference $1,000
                                   per share)

                                       of

                          WinStar Communications, Inc.


                  WinStar Communications, Inc., a Delaware corporation (the "Company"), hereby certifies that [ ] (the "Holder") is the registered owner of fully paid and non-assessable preferred securities of the Company designated the Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock Due 2007 (par value $0.01) (liquidation preference $1,000 per share) (the "Exchangeable Preferred Stock"). The shares of Exchangeable Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Exchangeable Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designation dated December 22, 1997, as the same may be amended from time to time (the "Certificate of Designation"). Capitalized terms
--------
 * Subject to removal if not a global security.

used herein but not defined shall have the meaning given them in the Certificate of Designation. The Company will provide a copy of the Certificate of Designation to a Holder without charge upon written request to the Company at its principal place of business.

                  Reference is hereby made to select provisions of the Exchangeable Preferred Stock set forth on the reverse hereof, and to the Certificate of Designation, which select provisions and the Certificate of Designation shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

                  Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, these shares of Exchangeable Preferred Stock shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.


                  IN WITNESS WHEREOF, the Company has executed this certificate this 22nd day of December, 1997.


                                      WINSTAR COMMUNICATIONS, INC.,


                                      By: ______________________________
                                          Name:
                                          Title:

[Seal]

                                      By: ______________________________
                                          Name:
                                          Title:

                 TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Exchangeable Preferred Stock referred to in the within mentioned Certificate of Designation.

Dated:   December 22, 1997


                                                 Continental Stock Transfer &
                                                     Trust Company
                                                       as Transfer Agent,


                                                 By:___________________________
                                                        Authorized Signatory

                               REVERSE OF SECURITY


                  Dividends on each share of Exchangeable Preferred Stock shall accrue at a rate per annum set forth in the face hereof or as provided in the Certificate of Designation (including Additional Dividends).

                  The shares of Exchangeable Preferred Stock shall be redeemable as provided in the Certificate of Designation. The shares of Exchangeable Preferred Stock shall be exchangeable into the Company's 14 1/4% Senior Subordinated Deferred Interest Notes Due 2007 in the manner and according to the terms set forth in the Certificate of Designation.

                  As required under Delaware law, the Company shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Company so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the class and series of shares of the Company.

                                                                          6
                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Exchangeable Preferred Stock evidenced hereby to:__________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

(Insert assignee's social security or tax identification number)

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints:
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
agent to transfer the shares of Exchangeable Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature:___________________________________________________________________
(Sign exactly as your name appears on the other side of this Exchangeable Preferred Stock Certificate)

Signature Guarantee:**________________________________________________________

--------
          **  (Signature   must  be   guaranteed   by  an  "eligible   guarantor
institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)